UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES Investment Company Act file number: 811-23221

FS Credit Income Fund (Exact name of registrant as specified in charter)

3025 JFK Boulevard, OFC 500 Philadelphia, PA (Address of principal executive offices)		19104 (Zip code)

Michael C. Forman FS Credit Income Fund 3025 JFK Boulevard, OFC 500 Philadelphia, PA 19104 (Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150 Date of fiscal year end: December 31 Date of reporting period: June 30, 2026

Item 1.Reports to Shareholders.

(a)The semi-annual report, or the Semi-Annual Report of FS Credit Income Fund, or the Fund, for the six months ended June 30, 2026 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended, or the 1940 Act, is as follows:

SEMI-ANNUAL REPORT

June 30, 2026

FS CREDIT INCOME FUND

Future Standard®

Portfolio composition (by fair value)*
Senior Secured Loans—First Lien	98%
Senior Secured Loans—Second Lien	1%
Senior Secured Bonds	1%
Unsecured Debt	0%
Common Equity	0%

Industry classification (by fair value)*
Capital Goods	22%
Consumer Durables & Apparel	13%
Materials	11%
Health Care Equipment & Services	11%
Commercial & Professional Services	11%
Consumer Services	7%
Food, Beverage & Tobacco	4%
Software & Services	4%
Media & Entertainment	3%
Consumer Discretionary Distribution & Retail	3%
Automobiles & Components	3%
Pharmaceuticals, Biotechnology & Life Sciences	2%
Insurance	2%
Transportation	2%
Telecommunication Services	1%
Household & Personal Products	1%

FS Credit Income Fund Portfolio Highlights
The following tables summarize the portfolio composition and industry classification of the Fund’s investment portfolio as of June 30, 2026 (unaudited):

*Derivatives are not included in this table. Holdings subject to change.

Senior secured debt represented 100% of the Fund’s investment portfolio.

FS Credit Income Fund Officers + Trustees
As of June 30, 2026

Officers

Michael C. Forman

Chairman, Chief Executive Officer & President

William Goebel

Chief Financial Officer & Treasurer

Stephen S. Sypherd

General Counsel & Secretary

James F. Volk

Chief Compliance Officer & Anti-Money Laundering Officer

Board of Trustees

Michael C. Forman

Chairman

Chairman & Chief Executive Officer
Future Standard

Holly E. Flanagan

Trustee

Managing Director
Gabriel Investments

Brian R. Ford

Trustee

Retired Partner
Ernst & Young LLP

Jack Markell

Trustee
Former U.S. Ambassador

Tyson A. Pratcher

Trustee

Senior Managing Director
Artemis Real Estate Partners

FS Credit Income Fund Table of Contents

Semi-Annual Report for the Six Months Ended June 30, 2026

See notes to unaudited consolidated financial statements.
1

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments

As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—86.4%
1440 Foods Topco, Inc., S+500, 10/31/31	(d)	Food, Beverage & Tobacco	$6,894	$6,652	$5,105
Accupac, LLC, S+300, 6.0% PIK (6.0% Max PIK), 2.0% Floor, 12/31/29	(d)(e)(h)(i)	Pharmaceuticals, Biotechnology & Life Sciences	6,218	6,125	4,648
Accupac, LLC, S+700, 0.0% PIK (6.0% Max PIK), 2.0% Floor, 12/31/29	(d)(e)(h)(i)	Pharmaceuticals, Biotechnology & Life Sciences	600	587	449
Accupac, LLC, S+700, 0.0% PIK (6.0% Max PIK), 2.0% Floor, 12/31/29	(d)(e)(f)(h)(i)	Pharmaceuticals, Biotechnology & Life Sciences	300	300	224
ACM US Finco LP, S+800 PIK (S+800 Max PIK), 3.0% Floor, 1/30/29	(d)(e)	Consumer Discretionary Distribution & Retail	10,229	10,143	10,088
ADAN-B, LLC, S+575, 1.5% Floor, 12/31/30	(d)(e)	Consumer Services	16,493	16,359	16,204
ADAN-B, LLC, S+575, 1.5% Floor, 12/31/30	(d)(e)(f)	Consumer Services	1,350	1,350	1,326
Aircraft Performance Group, Inc., S+575, 3.0% Floor, 12/27/29	(d)(e)	Software & Services	6,895	6,803	6,947
APTIM Corp., S+750, 5/23/29	(d)	Commercial & Professional Services	7,000	7,051	7,023
		Commercial &
Array Midco, Corp., S+650, 3.0% Floor, 12/31/29	(d)(e)	Professional Services	6,644	6,557	6,561
Beacon Oral Specialists Management, LLC, S+550, 1.0%		Health Care Equipment &
Floor, 12/14/26	(d)(e)	Services	1,622	1,612	1,621
Beacon Oral Specialists Management, LLC, S+550, 1.0%		Health Care Equipment &
Floor, 12/14/26	(d)(e)(f)	Services	6,217	6,217	6,209
Brock Holdings III, LLC, S+600, 0.5% Floor, 5/2/30	(d)	Capital Goods	8,957	8,961	8,240
By Light Professional IT Services, LLC, S+550, 1.0% Floor, 7/15/31	(d)(e)	Software & Services	8,040	8,085	7,889
By Light Professional IT Services, LLC, S+550, 1.0% Floor, 7/15/31	(d)(e)(f)	Software & Services	282	282	276
CCS Acquisition, LLC, S+525, 1.0% Floor, 12/30/30	(d)(e)	Health Care Equipment & Services	5,431	5,347	5,479
CCS Acquisition, LLC, S+525, 1.0% Floor, 12/30/30	(d)(e)(f)	Health Care Equipment & Services	1,500	1,500	1,513
CF Exedra Bidco Ltd., SA+550, 2/19/31	(d)(e)	Consumer Services	£6,523	8,369	8,566
CF Exedra Bidco Ltd., SA+550, 2/19/31	(d)(e)(f)	Consumer Services	421	565	560
CG Group Holdings, LLC, S+550, 1.0% Floor, 1/18/30	(d)(e)	Automobiles & Components	$10,678	10,565	10,571
CG Group Holdings, LLC, S+550, 1.0% Floor, 1/18/30	(d)(e)(f)	Automobiles & Components	1,322	1,322	1,314
Circustrix Holdings, LLC, S+675, 1.0% Floor, 7/18/28	(d)(e)	Consumer Services	6,930	6,838	6,679
Client Telephone Solutions, LLC, S+675, 2.0% Floor, 6/17/31	(d)(e)	Telecommunication Services	7,241	7,091	7,115
Client Telephone Solutions, LLC, S+675, 2.0% Floor, 6/17/31	(d)(e)(f)	Telecommunication Services	2,759	2,759	2,735
COP Tire & Auto Services Acquisitions, Inc., S+475, 0.8% Floor, 3/4/32	(d)(e)(o)	Consumer Services	8,629	8,483	8,554
COP Tire & Auto Services Acquisitions, Inc., S+475, 0.8% Floor, 3/4/32	(d)(e)(f)	Consumer Services	8,150	8,150	8,078
Exemplis LLC, S+525, 0.8% Floor, 12/22/32	(d)(e)(o)	Commercial & Professional Services	15,948	16,070	15,728
Exemplis LLC, S+525, 0.8% Floor, 12/22/32	(d)(e)(f)	Commercial & Professional Services	3,810	3,810	3,767
EXT Acquisitions, Inc., S+525, 1.0% Floor, 12/19/31	(d)(e)(o)	Materials	12,228	12,093	12,106

See notes to unaudited consolidated financial statements.
2

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
EXT Acquisitions, Inc., S+525, 1.0% Floor, 12/19/31	(d)(e)(f)	Materials	$2,712	$2,712	$2,685
EyeCare Partners, LLC, S+575, 8/31/28	(d)	Health Care Equipment & Services	10,333	10,335	10,326
Firmus Metal Singapore Pte. Ltd., S+1100, 3.0% Floor, 6/12/28	(d)(e)	Software & Services	6,902	6,902	7,075
Firmus Metal Singapore Pte. Ltd., S+1100, 3.0% Floor, 6/12/28	(d)(e)(f)	Software & Services	1,139	1,139	1,167
Frozen Garlic Bread Holdings, Inc., S+475, 0.8% Floor, 2/6/32	(d)(e)(o)	Food, Beverage & Tobacco	11,418	11,507	11,190
Frozen Garlic Bread Holdings, Inc., S+475, 0.8% Floor, 2/6/32	(d)(e)(f)	Food, Beverage & Tobacco	3,553	3,553	3,483
Future Pak, LLC, S+625, 2.0% Floor, 3/21/30	(d)(e)	Materials	7,360	7,243	7,277
Gibson Brands, Inc., S+500, 0.8% Floor, 8/11/28	(d)	Consumer Durables & Apparel	7,647	7,369	7,229
Harrel-Fish, LLC, S+550, 1.0% Floor, 12/3/31	(d)(e)(o)	Capital Goods	15,102	14,854	15,102
Harrel-Fish, LLC, S+550, 1.0% Floor, 12/3/31	(d)(e)(f)	Capital Goods	4,863	4,863	4,863
HMP Omnimedia, LLC, S+525, 1.0% Floor, 7/30/32	(d)(e)(o)	Media & Entertainment	7,196	7,239	7,115
HMP Omnimedia, LLC, S+525, 1.0% Floor, 7/30/32	(d)(e)(f)	Media & Entertainment	1,875	1,875	1,854
HMP Omnimedia, LLC, S+525, 1.0% Floor, 7/31/30	(d)(e)(f)	Media & Entertainment	1,875	1,875	1,859
Jonathan Acquisition Co., S+450, 1.0% Floor, 11/12/29	(d)(e)(o)	Capital Goods	17,947	17,691	17,589
Jonathan Acquisition Co., S+450, 1.0% Floor, 5/11/29	(d)(e)(f)	Capital Goods	1,964	1,964	1,932
Kristoff Buyer, LLC, S+575, 2.5% Floor, 4/21/31	(d)(e)	Media & Entertainment	6,559	6,375	6,436
Kristoff Buyer, LLC, S+575, 2.5% Floor, 4/21/31	(d)(e)(f)	Media & Entertainment	4,400	4,400	4,317
LaserShip, Inc., S+625, 0.8% Floor, 1/2/29	(d)(g)	Transportation	10,839	11,080	10,662
Lawn & Garden, LLC, P+850, 3.0% Floor, 10/19/29	(d)(e)	Consumer Durables & Apparel	21,111	20,752	20,689
LHS Borrower, LLC, S+525, 0.8% Floor, 9/4/31	(d)(e)	Capital Goods	8,472	8,352	8,366
LHS Borrower, LLC, S+525, 0.8% Floor, 9/4/31	(d)(e)(f)	Capital Goods	474	474	468
LTC Consulting Services, LLC, S+450, 1.0% Floor, 5/1/31	(d)(e)(o)	Health Care Equipment & Services	6,383	6,315	6,383
LTC Consulting Services, LLC, S+450, 1.0% Floor, 5/1/31	(d)(e)(f)	Health Care Equipment & Services	424	424	424
Management Health Systems, LLC, S+625, 1.0% Floor, 12/31/27	(d)(e)	Health Care Equipment & Services	6,621	6,559	6,555
Mannington Mills, Inc., S+475, 3/25/32	(d)(g)	Capital Goods	9,919	9,837	9,820
MASSiv Brands, LLC, 10.0%, 5.0% PIK (5.0% Max PIK), 7/2/30	(d)(e)	Consumer Durables & Apparel	9,636	9,479	9,299
Maverick Power, LLC, S+500, 1.0% Floor, 5/4/31	(d)(e)	Capital Goods	19,900	19,625	19,900
Max US Bidco Inc., S+500, 10/2/30	(d)(g)	Food, Beverage & Tobacco	809	733	740
Monitronics International, LLC, S+750, 3.0% Floor, 6/30/28	(d)	Commercial & Professional Services	1,289	1,293	1,291
Mood Media Borrower, LLC, S+675, 2.0% Floor, 5/30/30	(d)(e)(o)	Media & Entertainment	8,441	8,365	8,367
Mood Media Borrower, LLC, S+675, 2.0% Floor, 5/30/30	(d)(e)(f)	Media & Entertainment	475	475	471
National Mentor Holdings, Inc., S+600, 12/12/30	(d)	Health Care Equipment & Services	1,270	1,282	1,281
New WPCC Parent, LLC, S+950, 0.0% PIK (11.5% Max PIK), 2.0% Floor, 5/9/30	(d)(e)(p)	Health Care Equipment & Services	5,723	5,669	5,723

See notes to unaudited consolidated financial statements.
3

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Nickerson NY, LLC, S+525, 1.0% Floor, 3/19/32	(d)(e)(o)	Commercial & Professional Services	$7,316	$7,151	$7,216
Nickerson NY, LLC, S+525, 1.0% Floor, 3/19/32	(d)(e)(f)	Commercial & Professional Services	5,474	5,474	5,398
Olibre Borrower, LLC, S+575, 1.0% Floor, 1/3/30	(d)(e)(o)	Consumer Durables & Apparel	6,895	6,793	6,748
Orange Hibiscus, LLC, S+550, 3/6/31	(d)(e)(o)	Health Care Equipment & Services	9,888	9,702	9,801
Orange Hibiscus, LLC, S+550, 3/6/31	(d)(e)(f)	Health Care Equipment & Services	5,063	5,063	5,018
Padagis LLC, S+475, 0.5% Floor, 7/6/28	(d)	Pharmaceuticals, Biotechnology & Life Sciences	7,125	6,711	6,769
PECF USS Intermediate Holding III, LLC, S+750 PIK (S+750 Max PIK), 2.0% Floor, 3/3/33	(d)	Commercial & Professional Services	7,601	7,313	7,311
Phoenix Rehabilitation and Health Services, Inc., S+600, 1.0% Floor, 9/29/30	(d)(e)	Health Care Equipment & Services	6,087	5,948	5,981
Phoenix Rehabilitation and Health Services, Inc., 14.0% PIK (14.0% Max PIK), 9/29/30	(d)(e)	Health Care Equipment & Services	1,690	1,665	1,777
Phoenix Rehabilitation and Health Services, Inc., S+600, 1.0% Floor, 9/29/30	(d)(e)(f)	Health Care Equipment & Services	2,352	2,352	2,312
Pretium PKG Holdings, Inc., S+525, 3/2/31	(d)(g)	Materials	12,667	12,629	12,544
Project Granite Buyer, Inc., S+525, 1.0% Floor, 12/31/31	(d)(e)	Insurance	5,985	5,870	5,873
Project Granite Buyer, Inc., S+575, 0.8% Floor, 12/31/31	(d)(e)	Insurance	5,533	5,422	5,547
Project Granite Buyer, Inc., S+575, 0.8% Floor, 12/31/31	(d)(e)(f)	Insurance	518	518	519
Project Granite Buyer, Inc., S+575, 0.8% Floor, 12/31/30	(d)(e)(f)	Insurance	865	865	866
Ranpak BV, S+450, 12/19/31	(d)	Materials	1,922	1,903	1,917
Ranpak Corp., S+450, 12/19/31	(d)	Materials	3,003	2,973	2,996
RealTruck Group, Inc., S+575, 1/31/31	(d)	Automobiles & Components	1,587	1,587	1,627
RealTruck Group, Inc., S+600, 1/31/31	(d)	Automobiles & Components	7,912	7,437	4,989
Recovery Solutions Parent, LLC, S+750, 0.0% PIK (8.5% Max PIK), 2.0% Floor, 1/28/30	(d)(e)(p)	Health Care Equipment & Services	9,453	9,564	9,453
Restoration Forest Products Group, LLC, S+1000 PIK (S+1000 Max PIK), 3.0% Floor, 5/5/28	(d)(e)(h)(i)	Materials	9,199	9,039	8,659
Revlon Intermediate Holdings IV, LLC, S+688, 1.0% Floor, 5/2/28	(d)	Household & Personal Products	6,860	6,860	6,778
S&S Holdings, LLC, S+500, 0.5% Floor, 3/11/28	(d)	Consumer Durables & Apparel	6,891	6,904	6,833
Seahawk Buyer, LLC, S+525, 1.5% Floor, 4/30/32	(d)(e)	Capital Goods	6,837	6,837	6,837
Seahawk Buyer, LLC, S+525, 1.5% Floor, 4/30/32	(d)(e)(f)	Capital Goods	5,663	5,663	5,663
Shepherd Intermediate, LLC, S+725, 1.0% Floor, 7/10/30	(d)(e)	Commercial & Professional Services	5,276	5,202	5,335
Shepherd Intermediate, LLC, S+725, 1.0% Floor, 7/10/30	(d)(e)(f)	Commercial & Professional Services	1,215	1,215	1,229
Speedway Buyer, Inc., S+525, 0.8% Floor, 1/27/32	(d)(e)(o)	Commercial & Professional Services	6,854	6,953	6,778

See notes to unaudited consolidated financial statements.
4

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Principal Amount(b)	Amortized Cost	Fair Value(c)
Speedway Buyer, Inc., S+525, 0.8% Floor, 1/27/32	(d)(e)(f)	Commercial & Professional Services	$1,993	$1,993	$1,971
Spinrite, Inc., S+725, 3.0% Floor, 12/5/30	(d)(e)	Consumer Durables & Apparel	17,474	17,110	17,364
Spinrite, Inc., S+725, 3.0% Floor, 12/5/30	(d)(e)(f)	Consumer Durables & Apparel	2,526	2,526	2,511
Stryten Energy Resources, LLC, S+550, 1.0% Floor, 12/18/29	(d)(e)	Capital Goods	5,541	5,456	5,596
SWF Holdings I Corp., S+450, 1.0% Floor, 12/19/29	(d)	Consumer Durables & Apparel	3,078	3,125	3,061
SWF Holdings I Corp., S+450, 1.0% Floor, 12/19/29	(d)	Consumer Durables & Apparel	3,922	3,978	3,900
Technique, LLC, S+550, 1.0% Floor, 11/14/31	(d)(e)	Capital Goods	11,783	11,562	11,429
Technique, LLC, S+325, 1.0% Floor, 11/14/30	(d)(e)(f)	Capital Goods	3,158	3,158	3,130
Tikehau Sonic S.a.r.l., S+500, 0.0% PIK (2.0% Max PIK), 12/15/32	(d)(e)	Capital Goods	7,919	7,840	7,830
Tikehau Sonic S.a.r.l., E+500, 12/15/32	(d)(e)	Capital Goods	€6,768	8,085	7,674
Tikehau Sonic S.a.r.l., E+500, 12/15/32	(d)(e)(f)	Capital Goods	732	856	828
Tikehau Sonic S.a.r.l., E+450, 6/15/32	(d)(e)(f)	Capital Goods	732	856	828
Titan Purchaser, Inc., S+600, 1.0% Floor, 3/1/30	(d)	Materials	$6,372	6,440	6,423
Trimlight, Inc., S+600, 1.5% Floor, 5/6/30	(d)(e)	Consumer Discretionary Distribution & Retail	5,812	5,693	5,725
Trimlight, Inc., S+600, 1.5% Floor, 5/6/30	(d)(e)(f)	Consumer Discretionary Distribution & Retail	737	737	726
TruGreen, LP, S+400, 0.8% Floor, 11/2/27	(d)	Commercial & Professional Services	6,963	6,864	6,685
Veritiv Operating Co., S+400, 11/30/30	(d)	Capital Goods	6,927	6,823	6,565
Vesta Buyer, LLC, S+450, 0.8% Floor, 4/1/33	(d)(e)(o)	Food, Beverage & Tobacco	5,378	5,310	5,325
Vesta Buyer, LLC, S+450, 0.8% Floor, 4/1/33	(d)(e)(f)	Food, Beverage & Tobacco	2,122	2,122	2,100
Vibrantz Technologies, Inc., S+625, 0.5% Floor, 4/30/30	(d)	Materials	9,973	9,973	9,649
Wilsonart, LLC, S+425, 8/5/31	(d)	Capital Goods	6,885	6,904	6,253
Wok Holdings, Inc., S+625, 9/3/29	(d)	Consumer Services	4,907	4,760	4,336
Total Senior Secured Loans—First Lien				680,440	670,196
Unfunded Loan Commitments				(83,407)	(83,407)
Net Senior Secured Loans—First Lien				597,033	586,789
Senior Secured Loans—Second Lien—0.7%
Hexion Holdings Corp., S+744, 0.5% Floor, 3/15/30	(d)	Materials	5,148	4,547	4,807
Sterling Entertainment Enterprises, LLC, 17.8% PIK (17.8% Max PIK), 4/16/31	(e)(h)(i)	Media & Entertainment	897	819	—
Total Senior Secured Loans—Second Lien				5,366	4,807
Senior Secured Bonds—0.6%
Guitar Center, Inc., PIK, 8.5%, 3.5% PIK (3.5% Max PIK), 1/15/29	(n)	Retail	4,838	4,032	4,191
Total Senior Secured Bonds				4,032	4,191
Unsecured Debt—0.0%
Solocal Group SA, 0.0%, 7/24/26	(e)(h)(j)	Media & Entertainment	€10	—	—
Total Unsecured Debt				—	—

See notes to unaudited consolidated financial statements.
5

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2026 (in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Number of Shares	Cost	Fair Value(c)
Common Equity—0.1%
Harrel-Fish, LLC	(e)(h)(k)	Capital Goods	13,546	$13	$17
MASSiv Brands, LLC	(e)(k)	Consumer Durables & Apparel	83,318	20	559
Total Common Equity				33	576
TOTAL INVESTMENTS—87.8%				$606,464	596,363
CASH, RESTRICTED CASH AND FOREIGN CURRENCY—9.2%					62,632
OTHER ASSETS IN EXCESS OF LIABILITIES—3.0%(l)					19,930
NET ASSETS—100.0%					$678,925

Forward Foreign Currency Exchange Contracts

Counterparty	Contract Settlement Date	Currency and Amount to be Received		Currency and Amount to be Delivered		Unrealized Appreciation	Unrealized Depreciation
State Street Bank and Trust Company	7/15/26	USD	7,917	EUR	6,700	$258	$—
State Street Bank and Trust Company	7/15/26	USD	8,717	GBP	6,500	95	—
Total Forward Foreign Currency Exchange Contracts						$353	$—

Total Return Swaps

Counterparty	Received by the Fund(m)		Paid by the Fund(m)							Unrealized (Depreciation)
	Underlying Reference	Payment Frequency	Interest Rate(b)	Payment Frequency	Maturity	Type	Number of Shares /Par	Notional	Unrealized Appreciation
Nomura Global Financial Products, Inc.	FS Specialty Lending Fund Common Shares	Monthly	OBFR+150	Monthly	11/13/2028	Equity	1,208,208	$13,792	$—	$(321)
BNP Paribas	American Auto Auction Group, LLC	Monthly	S+125	Monthly	12/20/2026	Loan	$7,900	7,766	118	—
BNP Paribas	Delivery Hero Finco, LLC	Monthly	S+125	Monthly	12/20/2026	Loan	9,884	9,884	29	—
BNP Paribas	Digicel International Finance Ltd.	Monthly	S+125	Monthly	12/5/2026	Loan	5,079	5,079	25	—
BNP Paribas	IXS Holdings, Inc.	Monthly	S+125	Monthly	12/20/2026	Loan	7,670	7,665	—	(69)
BNP Paribas	M2S Group Intermediate Holdings, Inc.	Monthly	S+125	Monthly	12/20/2026	Loan	6,424	6,363	—	—
BNP Paribas	Magnera Corp.	Monthly	S+125	Monthly	12/20/2026	Loan	3,598	3,585	—	(13)
BNP Paribas	National Mentor Holdings, Inc.	Monthly	S+125	Monthly	12/5/2026	Loan	6,733	6,743	29	—
BNP Paribas	Oregon Tool Lux LP	Monthly	S+125	Monthly	12/5/2026	Loan	5,000	5,038	—	(37)
BNP Paribas	WH Borrower, LLC	Monthly	S+125	Monthly	12/20/2026	Loan	6,930	6,940	—	(4)
Total									$201	$(444)

(a)Security may be an obligation of one or more entities affiliated with the named company.

(b)Denominated in U.S. dollars unless otherwise noted.

See notes to unaudited consolidated financial statements.
6

FS Credit Income Fund

Unaudited Consolidated Schedule of Investments (continued)

As of June 30, 2026 (in thousands, except share amounts)

(c)Fair value is determined by FS Credit Income Fund’s investment adviser, FS Credit Income Advisor, LLC, or FS Credit Income Advisor, or Advisor, which has been designated by the Fund’s board of trustees as its valuation designee. See Notes 2 and 8 for additional information on the Advisor’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies.

(d)Certain variable rate securities in FS Credit Income Fund’s, or the Fund’s, portfolio bear interest at a rate determined by a publicly disclosed base rate plus a basis point spread. As of June 30, 2026, the three-month Sterling Overnight Index Average, or SONIA, or SA was 3.75%, the one-month and three-month Secured Overnight Financing Rate, or SOFR, or S was 3.65% and 3.73%, respectively, the Prime Rate, or Prime, or P was 6.75%, the three-month Euro Inter Bank Offered Rate, or EURIBOR or E, was 2.32%, and the Overnight Bank Funding Rate, or OBFR was 3.63%. SOFR-based contracts may include a credit spread adjustment that is charged in addition to the base rate and basis point spread. PIK means paid-in-kind. PIK income accruals may be adjusted based on the fair value of the underlying investment. Variable rate securities with no floor rate use the respective benchmark rate in all cases.

(e)Security is classified as Level 3 in the Fund’s fair value hierarchy (see Note 8).

(f)Security is an unfunded commitment. Reflects the stated spread at the time of commitment, but may not be the actual rate received upon funding.

(g)Position or portion thereof unsettled as of June 30, 2026.

(h)Security is non-income producing.

(i)Security was on non-accrual status as of June 30, 2026.

(j)The security has a perpetual maturity; the date displayed is the next call date.

(k)Security held within FS Credit Income Equity Blocker, LLC, a wholly-owned subsidiary of the Fund.

(l)Includes the effect of forward foreign currency exchange contracts and total return swaps.

(m)The fund receives the total return on the reference asset underlying the total return swap. The fund pays a variable rate of interest, based on a specified benchmark.

(n)Exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or the Securities Act. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. As of June 30, 2026, the total market value of Rule 144A securities amounted to $4,191, which represented approximately 0.62% of net assets.

(o)Security or portion thereof held by Wild Onion Funding LLC, or Wild Onion, a wholly-owned subsidiary of the Fund, and is pledged as collateral supporting the amounts outstanding under Wild Onion’s credit facility with Capital One, as administrative agent, and Western Alliance Trust Company, N.A., as collateral custodian and collateral administrator (see Note 9).

(p)Under the Investment Company Act of 1940, as amended, the Fund generally is deemed to be an “affiliated person” of a portfolio company if it owns 5% or more of the portfolio company’s voting securities and generally is deemed to “control” a portfolio company if it owns more than 25% of the portfolio company’s voting securities or it has the power to exercise control over the management or policies of such portfolio company. As of June 30, 2026, the Fund held investments in portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control”. The following table presents certain information with respect to investments in portfolio companies of which the Fund was deemed to be an affiliated person as of June 30, 2026:

Portfolio Company	Fair Value at December 31, 2025	Gross Additions(1)	Gross Reductions(2)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value at June 30, 2026	Interest Income(3)	Fee Income(3)
Senior Secured Loans—First Lien
New WPCC Parent, LLC	$—	$6,934	$(1,277)	$12	$54	$5,723	$258	$42
Recovery Solutions Parent, LLC	—	9,619	(54)	(1)	(111)	9,453	307	91
Total	$—	$16,553	$(1,331)	$11	$(57)	$15,176	$565	$133

(1)Gross additions may include increases in the cost basis of investments resulting from new portfolio investments, PIK interest, the amortization of unearned income, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company into this$ category from a different category.

(2)Gross reductions may include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing securities for one or more new securities and/or the movement of an existing portfolio company out of this category into a different category.

(3)Interest income and fee income are presented for the six months ended June 30, 2026.

GBP- British Pound

EUR- Euro

USD- U.S. Dollar

£- British Pound

€- Euro

FS Credit Income Fund

Unaudited Consolidated Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

See notes to unaudited consolidated financial statements.
7

June 30, 2026
Assets
Investments, at fair value
Non-controlled/unaffiliated investments (amortized cost—$591,231)	$581,187
Non-controlled/affiliated investments (amortized cost—$15,233)	15,176
Investments, at fair value (amortized cost—$606,464)	596,363
Cash	44,357
Restricted cash	18,060
Foreign currency (cost—$218)	215
Receivable for investments sold	26,433
Receivable from Fund shares sold	858
Reimbursement due from adviser(1)	451
Interest receivable	4,655
Unrealized appreciation on forward foreign currency exchange contracts	353
Unrealized appreciation on swap contracts	201
Swap income receivable	737
Deferred financing costs	3,036
Total assets	$695,719

Payable for investments purchased	9,067
Dividends payable	2,553
Swap income payable	274
Management fees payable	1,956
Administrative services expense payable	74
Accounting and administrative fees payable	326
Professional fees payable	304
Trustees’ fees payable	35
Unrealized depreciation on swap contracts	444
Shareholder service fee payable—Class A	1
Shareholder service and distribution fees payable—Class T	1
Distribution fee payable—Class U	70
Shareholder service and distribution fees payable—Class U-2	124
Other accrued expenses and liabilities	1,565
Total liabilities	$16,794
Net assets	$678,925

Commitments and contingencies ($4,952)(2)

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized	$57
Capital in excess of par value	707,866
Accumulated earnings (deficit)	(28,998)
Net assets	$678,925

FS Credit Income Fund

Unaudited Consolidated Statement of Assets and Liabilities (continued)

(in thousands, except share and per share amounts)

See notes to unaudited consolidated financial statements.
8

June 30, 2026
Class A Shares
Net Assets	$6,571
Shares Outstanding	555,864
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.82
Maximum Offering Price Per Share ($11.82 ÷ 94.25% of net asset value per share)	$12.54

Class I Shares
Net Assets	$353,564
Shares Outstanding	29,800,093
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.86

Class T Shares
Net Assets	$2,018
Shares Outstanding	170,300
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.85
Maximum Offering Price Per Share ($11.85 ÷ 96.50% of net asset value per share)	$12.28

Class U Shares
Net Assets	$113,093
Shares Outstanding	9,587,584
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.80

Class U-2 Shares
Net Assets	$203,679
Shares Outstanding	17,094,807
Net Asset Value Per Share (net assets ÷ shares outstanding)	$11.91
Maximum Offering Price Per Share ($11.91 ÷ 97.50% of net asset value per share)(3)	$12.22

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)See Note 11 for a discussion of the Fund’s commitments and contingencies.

(3)For purchases made prior to March 1, 2024, a contingent deferred sales charge, or CDSC, of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024 up to September 14, 2025, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. For purchases made on or after September 15, 2025, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase.

See notes to unaudited consolidated financial statements.
9

FS Credit Income Fund

Unaudited Consolidated Statements of Operations

(in thousands)

Six Months Ended June 30, 2026
Investment income
From non-controlled/unaffiliated investments:
Interest income	$29,430
Paid-in-kind interest income	1,532
Fee income	1,900
Dividend income	91
From non-controlled/affiliated investments:
Interest income	565
Fee income	133
Total investment income	33,651

Operating expenses
Management fees	3,811
Administrative services expenses	293
Accounting and administrative fees	346
Professional fees	365
Interest expense	930
Trustees’ fees	69
Shareholder service fee—Class A	7
Shareholder service and distribution fees—Class T	6
Distribution fee—Class U	446
Shareholder service and distribution fees—Class U-2	722
Other general and administrative expenses	924
Total operating expenses	7,919
Less: Expense reimbursement(1)	(1,140)
Less: Management fee waiver(1)	(1,855)
Net operating expenses	4,924
Net investment income	28,727

Realized and unrealized gain/loss
Net realized gain (loss) on investments:
Non-controlled/unaffiliated investments	576
Non-controlled/affiliated investments	11
Net realized gain (loss) on forward foreign currency exchange contracts	(66)
Net realized gain (loss) on swap contracts	(214)
Net realized gain (loss) on foreign currency	(67)
Net change in unrealized appreciation (depreciation) on investments:
Non-controlled/unaffiliated investments	(6,902)
Non-controlled/affiliated investments	(57)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	450
Net change in unrealized appreciation (depreciation) on swap contracts	(444)
Net change in unrealized gain (loss) on foreign currency	(41)
Total net realized gain (loss) and unrealized appreciation (depreciation)	(6,754)
Net change in provision for taxes on unrealized gains on investments	(53)
Net increase (decrease) in net assets resulting from operations	$21,920

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver of management fees by FS Credit Income Advisor, LLC, the Fund’s investment adviser, to which it was otherwise entitled.

See notes to unaudited consolidated financial statements.
10

FS Credit Income Fund

Consolidated Statements of Changes in Net Assets

(in thousands)

	Six Months Ended June 30, 2026 (Unaudited)	Period from November 1, 2025 to December 31, 2025(1)	Year Ended October 31, 2025
Operations
Net investment income	$28,727	$9,301	$48,150
Net realized gain (loss)	240	1,955	(9,151)
Net change in unrealized appreciation (depreciation) on investments and provision for taxes on unrealized gains on investments	(7,012)	(1,881)	(9,028)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	450	(286)	279
Net change in unrealized appreciation (depreciation) on swap contracts	(444)	201	1,959
Net change in unrealized appreciation (depreciation) on investments sold short	—	—	12
Net change in unrealized gain (loss) on foreign currency	(41)	(104)	139
Net increase (decrease) in net assets resulting from operations	21,920	9,186	32,360

Shareholder distributions(2)
Distributions from net investment income
Class A	(267)	(75)	(402)
Class I	(16,725)	(5,324)	(29,879)
Class T	(89)	(28)	(230)
Class U	(4,995)	(1,611)	(10,254)
Class U-2	(8,024)	(2,132)	(10,341)
Total distributions from net investment income	(30,100)	(9,170)	(51,106)
Return of capital
Class A	—	(15)	(67)
Class I	—	(1,052)	(4,952)
Class T	—	(6)	(38)
Class U	—	(319)	(1,700)
Class U-2	—	(422)	(1,714)
Total return of capital	—	(1,814)	(8,471)
Net decrease in net assets resulting from shareholder distributions	(30,100)	(10,984)	(59,577)

Capital share transactions(3)
Net increase (decrease) in net assets resulting from capital share transactions	5,470	19,123	(121,431)

Total increase (decrease) in net assets	(2,710)	17,325	(148,648)
Net assets at beginning of period	681,635	664,310	812,958
Net assets at end of period	$678,925	$681,635	$664,310

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2)See Note 5 for a discussion of the sources of distributions paid by the Fund.

(3)See Note 3 for a discussion of the Fund’s common share transactions.

See notes to unaudited consolidated financial statements.
11

FS Credit Income Fund

Unaudited Consolidated Statements of Cash Flows

(in thousands)

Six Months Ended June 30, 2026
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$21,920
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(201,606)
Paid in kind interest	(1,532)
Proceeds from sales and repayments of investments	211,402
Net realized (gain) loss on investments	(587)
Net change in unrealized (appreciation) depreciation on investments and provision for taxes on unrealized gains on investments	7,012
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	(450)
Net change in unrealized (appreciation) depreciation on swap contracts	444
Accretion of discount	(698)
Amortization of deferred financing costs	22
(Increase) decrease in receivable for investments sold	(13,673)
(Increase) decrease in reimbursement due from adviser(1)	212
(Increase) decrease in interest receivable	(1,171)
(Increase) decrease in swap income receivable	(737)
(Increase) decrease in prepaid expenses and other assets	38
Increase (decrease) in payable for investments purchased	(30,375)
Increase (decrease) in management fees payable(1)	1,956
Increase (decrease) in swap income payable	255
Increase (decrease) in Trustee fee payable	9
Increase (decrease) in administrative services expenses payable	(3)
Increase (decrease) in accounting and administrative fees payable	58
Increase (decrease) in professional fees payable	77
Increase (decrease) in distribution fee payable—Class U	(8)
Increase (decrease) in shareholder service and distribution fees payable—Class U-2	15
Increase (decrease) in other accrued expenses and liabilities	282
Net cash provided by (used in) operating activities	(7,138)

See notes to unaudited consolidated financial statements.
12

FS Credit Income Fund

Unaudited Consolidated Statements of Cash Flows (continued)

(in thousands)

Six Months Ended June 30, 2026
Cash flows from financing activities
Issuance of common shares	$79,784
Repurchases of common shares	(87,567)
Shareholder distributions paid, net of dividends payable	(16,070)
Proceeds from secured borrowings(2)	36,994
Repayments on secured borrowings(2)	(36,994)
Deferred financing costs paid	(3,058)
Net cash provided by (used in) financing activities	(26,911)
Total increase (decrease) in cash	(34,049)
Cash, restricted cash and foreign currency at beginning of period	96,681
Cash, restricted cash and foreign currency at end of period(3)	$62,632
Supplemental disclosure
Reinvestment of shareholder distributions	$14,443
Non-cash proceeds from secured borrowings(2)	$36,895
Non-cash repayments on secured borrowings(2)	$(36,895)

(1)See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(2)See Note 9 for a discussion of the Fund’s financing arrangements.

(3)Includes cash of $44,357, restricted cash of $18,060 and foreign currency of $215.

See notes to unaudited consolidated financial statements.
13

FS Credit Income Fund

Consolidated Financial Highlights—Class A Shares

(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2026 (Unaudited)		Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Per Share Data:(2)
Net asset value, beginning of period	$11.96		$11.99		$12.50	$11.57	$11.43	$13.46	$12.26
Results of operations
Net investment income(3)	0.50		0.17		0.95	0.88	0.82	0.56	0.52
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.12)		0.00		(0.29)	1.03	0.23	(1.87)	1.40
Net increase (decrease) in net assets resulting from operations	0.38		0.17		0.66	1.91	1.05	(1.31)	1.92
Shareholder Distributions:(4)
Distributions from net investment income	(0.52)		(0.17)		(1.00)	(0.98)	(0.91)	(0.72)	(0.72)
Return of capital	—		(0.03)		(0.17)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.52)		(0.20)		(1.17)	(0.98)	(0.91)	(0.72)	(0.72)
Net asset value, end of period	$11.82		$11.96		$11.99	$12.50	$11.57	$11.43	$13.46
Shares outstanding, end of period	555,864		468,550		422,386	415,393	527,447	835,216	728,645
Total return(5)	3.27	%(9)	1.39	%(9)	5.53%	16.93%	9.39%	(9.92)%	15.82%

Ratio/Supplemental Data:
Net assets, end of period	$6,571		$5,605		$5,066	$5,193	$6,105	$9,543	$9,811
Ratio of net investment income to average net assets(6)(7)	8.45%		8.29%		7.80%	7.17%	6.96%	4.46%	3.92%
Ratio of total expenses to average net assets(6)	2.20%		1.94%		1.99%	3.76%	3.70%	2.91%	3.00%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.84)%		(1.28)%		(1.36)%	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	1.36%		0.66%		0.63%	3.60%	3.48%	2.75%	2.71%
Portfolio turnover rate	36	%(9)	13	%(9)	140%	91%	156%	121%	113%
Total amount of senior securities outstanding exclusive of treasury securities	$—		$ —		$18,750	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—		$ —		$36,430	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—		—		36.43	—	10.26	5.80	9.41

(1)See Note 1 for a discussion of the Fund’s fiscal year-end change from October 31 to December 31.

(2)Per share data may be rounded in order to compute the ending net asset value per share.

(3)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(4)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class A common share during the applicable period.

(5)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and does not represent an actual return to shareholders.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.61%, 7.01%, 6.44%, 7.01%, 6.74%, 4.30% and 3.63% for the six months ended June 30, 2026 and for the period from November 1, 2025 to December 31, 2025, and the years ended October 31,
2025, 2024, 2023, 2022 and 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(9)Information presented is not annualized.

See notes to unaudited consolidated financial statements.
14

FS Credit Income Fund

Consolidated Financial Highlights—Class I Shares

(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2026 (Unaudited)		Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Per Share Data:(2)
Net asset value, beginning of period	$12.00		$12.04		$12.54	$11.61	$11.47	$13.50	$12.29
Results of operations
Net investment income(3)	0.51		0.17		0.97	0.92	0.86	0.59	0.56
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.11)		(0.01)		(0.27)	1.02	0.22	(1.87)	1.40
Net increase (decrease) in net assets resulting from operations	0.40		0.16		0.70	1.94	1.08	(1.28)	1.96
Shareholder Distributions:(4)
Distributions from net investment income	(0.54)		(0.17)		(1.03)	(1.01)	(0.94)	(0.75)	(0.75)
Return of capital	—		(0.03)		(0.17)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.54)		(0.20)		(1.20)	(1.01)	(0.94)	(0.75)	(0.75)
Net asset value, end of period	$11.86		$12.00		$12.04	$12.54	$11.61	$11.47	$13.50
Shares outstanding, end of period	29,800,093		31,373,239		31,445,926	38,697,214	32,866,752	25,234,440	20,176,345
Total return(5)	3.47	%(9)	1.34	%(9)	5.84%	17.15%	9.64%	(9.67)%	16.16%

Ratio/Supplemental Data:
Net assets, end of period	$353,564		$376,625		$378,512	$485,360	$381,603	$289,321	$272,424
Ratio of net investment income to average net assets(6)(7)	8.70%		8.50%		7.91%	7.41%	7.30%	4.74%	4.16%
Ratio of total expenses to average net assets(6)	1.96%		1.71%		1.77%	3.51%	3.49%	2.68%	2.74%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.88)%		(1.28)%		(1.31)%	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	1.08%		0.43%		0.46%	3.35%	3.27%	2.52%	2.45%
Portfolio turnover rate	36	%(9)	13	%(9)	140%	91%	156%	121%	113%
Total amount of senior securities outstanding exclusive of treasury securities	$—		$—		$18,750	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—		$—		$36,430	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—		—		36.43	—	10.26	5.80	9.41

(1)See Note 1 for a discussion of the Fund’s fiscal year-end change from October 31 to December 31.

(2)Per share data may be rounded in order to compute the ending net asset value per share.

(3)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(4)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class I common share during the applicable period.

(5)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and does not represent an actual return to shareholders.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.82%, 7.22%, 6.60%, 7.25%, 7.08%, 4.58% and 3.87% for the six months ended June 30, 2026 and for the period from November 1, 2025 to December 31, 2025, and the years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(9)Information presented is not annualized.

See notes to unaudited consolidated financial statements.
15

FS Credit Income Fund

Consolidated Financial Highlights—Class T Shares

(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2026 (Unaudited)		Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Per Share Data:(2)
Net asset value, beginning of period	$11.99		$12.02		$12.53	$11.60	$11.46	$13.49	$12.28
Results of operations
Net investment income(3)	0.48		0.16		0.92	0.86	0.80	0.53	0.49
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.12)		0.00		(0.29)	1.02	0.23	(1.87)	1.40
Net increase (decrease) in net assets resulting from operations	0.36		0.16		0.63	1.88	1.03	(1.34)	1.89
Shareholder Distributions:(4)
Distributions from net investment income	(0.50)		(0.16)		(0.98)	(0.95)	(0.89)	(0.69)	(0.68)
Return of capital	—		(0.03)		(0.16)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.50)		(0.19)		(1.14)	(0.95)	(0.89)	(0.69)	(0.68)
Net asset value, end of period	$11.85		$11.99		$12.02	$12.53	$11.60	$11.46	$13.49
Shares outstanding, end of period	170,300		184,791		179,074	240,596	260,095	250,038	226,670
Total return(5)	3.17	%(9)	1.35	%(9)	5.27%	16.61%	9.12%	(10.13)%	15.59%

Ratio/Supplemental Data:
Net assets, end of period	$2,018		$2,216		$2,153	$3,015	$3,017	$2,865	$3,059
Ratio of net investment income to average net assets(6)(7)	8.14%		8.11%		7.56%	6.95%	6.76%	4.21%	3.63%
Ratio of total expenses to average net assets(6)	2.52%		2.17%		2.23%	4.00%	3.99%	3.18%	3.24%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.88)%		(1.28)%		(1.37)%	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	1.64%		0.89%		0.86%	3.84%	3.77%	3.02%	2.95%
Portfolio turnover rate	36	%(9)	13	%(9)	140%	91%	156%	121%	113%
Total amount of senior securities outstanding exclusive of treasury securities	$—		$—		$18,750	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—		$—		$36,430	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—		—		36.43	—	10.26	5.80	9.41

(1)See Note 1 for a discussion of the Fund’s fiscal year-end change from October 31 to December 31.

(2)Per share data may be rounded in order to compute the ending net asset value per share.

(3)The per share data was derived by using the average number of common shares outstanding during the applicable period.

(4)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class T common share during the applicable period.

(5)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the applicable period on a per class basis and does not represent an actual return to shareholders.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.26%, 6.83%, 6.19%, 6.79%, 6.54%, 4.05% and 3.34% for the six months ended June 30, 2026 and for the period from November 1, 2025 to December 31, 2025, and the years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(9)Information presented is not annualized.

See notes to unaudited consolidated financial statements.
16

FS Credit Income Fund

Consolidated Financial Highlights—Class U Shares

(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2026 (Unaudited)		Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Per Share Data:(2)
Net asset value, beginning of period	$11.94		$11.97		$12.48	$11.56	$11.41	$13.44	$12.24
Results of operations
Net investment income(3)	0.47		0.16		0.87	0.82	0.77	0.49	0.45
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.12)		0.00		(0.28)	1.02	0.23	(1.86)	1.40
Net increase (decrease) in net assets resulting from operations	0.35		0.16		0.59	1.84	1.00	(1.37)	1.85
Shareholder Distributions:(4)
Distributions from net investment income	(0.49)		(0.16)		(0.94)	(0.92)	(0.85)	(0.66)	(0.65)
Return of capital	—		(0.03)		(0.16)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.49)		(0.19)		(1.10)	(0.92)	(0.85)	(0.66)	(0.65)
Net asset value, end of period	$11.80		$11.94		$11.97	$12.48	$11.56	$11.41	$13.44
Shares outstanding, end of period	9,587,584		10,237,556		10,499,239	13,821,671	13,030,328	12,436,322	10,320,524
Total return(5)	3.02	%(9)	1.31	%(9)	5.00%	16.37%	8.89%	(10.40)%	15.31%

Ratio/Supplemental Data:
Net assets, end of period	$113,093		$122,221		$125,687	$172,513	$150,611	$141,863	$138,704
Ratio of net investment income to average net assets(6)(7)	7.96%		7.77%		7.16%	6.67%	6.51%	3.97%	3.35%
Ratio of total expenses to average net assets(6)	2.70%		2.45%		2.52%	4.26%	4.24%	3.43%	3.48%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.87)%		(1.28)%		(1.33)%	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	1.83%		1.17%		1.19%	4.10%	4.02%	3.27%	3.19%
Portfolio turnover rate	36	%(9)	13	%(9)	140%	91%	156%	121%	113%
Total amount of senior securities outstanding exclusive of treasury securities	$—		$—		$18,750	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—		$—		$36,430	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—		—		36.43	—	10.26	5.80	9.41

(1)See Note 1 for a discussion of the Fund’s fiscal year-end change from October 31 to December 31.

(2)Per share data may be rounded in order to compute the ending net asset value per share.

(3)The per share data was derived by using the average number of common shares outstanding during the period.

(4)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U common share during the applicable period.

(5)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.09%, 6.49%, 5.83%, 6.51%, 6.29%, 3.81% and 3.06% for six months ended June 30, 2026 and for the period from November 1, 2025 to December 31, 2025 and the years ended October 31, 2025, 2024, 2023, 2022 and 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(9)Information presented is not annualized.

See notes to unaudited consolidated financial statements.
17

FS Credit Income Fund

Consolidated Financial Highlights—Class U-2 Shares

(in thousands, except share and per share amounts)

	Six Months Ended June 30, 2026 (Unaudited)		Period from November 1, 2025 to December 31, 2025(1)		Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Period from December 18, 2020 (Commencement of Operations) to October 31, 2021
Per Share Data:(2)
Net asset value, beginning of period	$12.05		$12.08		$12.59	$11.65	$11.50	$13.52	$13.24
Results of operations
Net investment income(3)	0.47		0.16		0.89	0.84	0.81	0.58	0.39
Net realized gain (loss) and unrealized appreciation (depreciation)	(0.12)		0.00		(0.30)	1.03	0.23	(1.87)	0.54
Net increase (decrease) in net assets resulting from operations	0.35		0.16		0.59	1.87	1.04	(1.29)	0.93
Shareholder distributions:(4)
Distributions from net investment income	(0.49)		(0.16)		(0.94)	(0.93)	(0.89)	(0.73)	(0.65)
Return of capital	—		(0.03)		(0.16)	—	—	—	—
Net decrease in net assets resulting from shareholder distributions	(0.49)		(0.19)		(1.10)	(0.93)	(0.89)	(0.73)	(0.65)
Net asset value, end of period	$11.91		$12.05		$12.08	$12.59	$11.65	$11.50	$13.52
Shares outstanding, end of period	17,094,807		14,516,121		12,652,862	11,667,396	6,384,781	2,568,950	1,739,492
Total return(5)	3.07	%(9)	1.29	%(9)	4.95%	16.44%	9.21%	(9.70)%	7.16	%(9)

Ratio/Supplemental Data:
Net assets, end of period	$203,679		$174,968		$152,892	$146,877	$74,390	$29,535	$23,528
Ratio of net investment income to average net assets(6)(7)	7.94%		7.76%		7.26%	6.73%	6.85%	4.67%	3.33%
Ratio of total expenses to average net assets(6)	2.71%		2.46%		2.51%	4.18%	3.89%	2.77%	3.41%
Ratio of expense reimbursement from adviser to average net assets(6)	(0.85)%		(1.28)%		(1.36)%	(0.16)%	(0.22)%	(0.16)%	(0.29)%
Ratio of net expenses to average net assets(6)	1.86%		1.18%		1.15%	4.02%	3.67%	2.61%	3.12%
Portfolio turnover rate	36	%(9)	13	%(9)	140%	91%	156%	121%	113	%(9)
Total amount of senior securities outstanding exclusive of treasury securities	$—		$—		$18,750	$—	$66,459	$98,632	$53,218
Asset coverage, per $1,000 of credit facility borrowings(8)	$—		$—		$36,430	$—	$10,265	$5,797	$9,409
Asset coverage ratio per unit(8)	—		—		36.43	—	10.26	5.80	9.41

(1)See Note 1 for a discussion of the Fund’s fiscal year-end change from October 31 to December 31.

(2)Per share data may be rounded in order to compute the ending net asset value per share.

(3)The per share data was derived by using the average number of common shares outstanding during the period.

(4)The per share data for net decrease in net assets resulting from shareholder distributions reflects the actual amount of distributions declared per Class U-2 common share during the applicable period.

(5)The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the same class of the Fund at such class’ net asset value per share in accordance with the Fund’s distribution reinvestment plan. The total return does not consider the effect of any selling commissions or charges that may be incurred in connection with the sale of the Fund’s common shares. The historical calculation of total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, the amount of the expense limitation, if any, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return calculations set forth above represent the total return on the Fund during the period on a per class basis and does not represent an actual return to shareholders.

(6)Average daily net assets is used for this calculation. Data for periods of less than one year is annualized.

(7)If the adviser had not waived or reimbursed certain expenses, the ratio of net investment income to average net assets would have been 7.09%, 6.48%, 5.90%, 6.57%, 6.62%,4.51% and 3.04% for the six months ended June 30, 2026 and for the period from November 1, 2025 to December 31, 2025, and the years ended October 31, 2025, 2024, 2023, 2022 and for the period from December 18, 2020 (Commencement of Operations) through October 31, 2021, respectively. See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates, and a discussion of the waiver of management fees by the Fund’s investment adviser, to which it was otherwise entitled.

(8)Represents the value of the Fund’s total assets available to cover senior securities, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness.

(9)Information presented is not annualized.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements

(in thousands, except share and per share amounts)

18

Note 1. Principal Business and Organization

FS Credit Income Fund, or the Fund, was formed as a Delaware statutory trust under the Delaware Statutory Trust Act on October 27, 2016 and commenced investment operations on November 1, 2017. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as a closed-end management investment company.

The Fund is a continuously offered, diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 under the 1940 Act. The Fund offers seven classes of shares of beneficial interest — Class A Shares, Class I Shares, Class L Shares, Class M Shares, Class T Shares, Class U Shares and Class U-2 Shares (each defined below), which are substantially the same except that each class of shares has different sales charges and expenses. Shares are offered at a public offering price equal to the then-current net asset value, or NAV, per share of the applicable class, plus, in the case of Class A Shares, Class L Shares, Class T Shares and Class U-2 Shares, the applicable Sales Load. “Sales Load” includes selling commissions of up to 5.75% for Class A Shares, up to 3.50% for Class L Shares and Class T Shares and up to 2.50% for Class U-2 Shares. For purchases made prior to March 1, 2024, a contingent deferred sales charge, or CDSC, of 1.50% may have been assessed on Class U-2 Shares purchased without a sales charge if they were repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024 up to September 14, 2025, a CDSC of 1.00% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. For purchases made on or after September 15, 2025, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company, or RIC, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. As of June 30, 2026, the Fund had wholly-owned subsidiaries, including a special-purpose financing subsidiary and a subsidiary through which it holds interests in certain portfolio companies. The unaudited consolidated financial statements include both the Fund’s accounts and the accounts of the wholly-owned subsidiaries consolidated as of June 30, 2026 in accordance with U.S. generally accepted accounting principles, or GAAP. All intercompany transactions have been eliminated in consolidation. Additionally, one of the Fund’s consolidated subsidiaries is subject to U.S. federal and state income taxes.

The Fund’s investment objective is to provide attractive total returns, including current income and capital appreciation. Under normal investment conditions, the Fund will invest at least 80% of its assets (including borrowings for investment purposes) in credit obligations. The securities acquired by the Fund may include all types of debt and equity obligations and may have varying terms with respect to collateralization, seniority or subordination, purchase price, convertibility, interest payments and maturity. There is no geographical or currency limitation on securities acquired by the Fund. The Fund may purchase debt and equity securities of non-U.S. governments and corporate entities domiciled outside of the U.S., including emerging market issuers.

The investment adviser to the Fund, FS Credit Income Advisor, LLC, or the Advisor, oversees the management of the Fund’s activities. Prior to December 1, 2024, the Advisor engaged GoldenTree Asset Management Credit Advisor LLC, or the GoldenTree Sub-Advisor, a wholly owned subsidiary of GoldenTree Asset Management LP, or GoldenTree, to act as the Fund’s investment sub-adviser and make investment decisions for the Fund’s portfolio, subject to the oversight of the Advisor. On September 30, 2024, the Fund and the Advisor received notice from the GoldenTree Sub-Advisor that it was resigning in its capacity as investment sub-adviser to the Fund and terminating the Investment Sub-Advisory Agreement, effective as of the close of business on November 30, 2024, or the Termination Date. On December 1, 2024, the Advisor became the sole investment adviser to the Fund and is now responsible for making all investment decisions for the Fund’s portfolio.

On December 10, 2025, the Fund’s board of trustees, or the Board, approved a change to the Fund’s fiscal year end from October 31 to December 31 effective November 1, 2025. Accordingly, the Fund’s unaudited consolidated financial statements and notes to unaudited consolidated financial statements include information as of and for the six months ended June 30, 2026, the period from November 1, 2025 to December 31, 2025, and the year ended October 31, 2025.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying unaudited consolidated financial statements of the Fund have been prepared in accordance with GAAP. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. For a more complete discussion of significant accounting policies and certain other information, the Fund’s unaudited consolidated financial statements should be read in conjunction with its audited consolidated financial statements as of and for the period from November 1, 2025 to December 31, 2025 included in the Fund’s certified shareholder report on Form N-CSR. As provided under Accounting Standards Codification Topic 946, Financial Services—Investment Companies, or ASC Topic 946, the Fund will generally not consolidate its investment in a company other than a substantially or wholly-owned investment company or controlled operating company whose business consists of providing services to the Fund. Accordingly, the Fund consolidated the accounts of the Fund’s wholly-owned subsidiaries in its unaudited consolidated financial statements. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment

19

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

companies under ASC Topic 946. The Fund has evaluated the impact of subsequent events through the date the unaudited consolidated financial statements were issued.

Use of Estimates: The preparation of the Fund’s unaudited consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the unaudited consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share amounts.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund may invest its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with high credit quality financial institutions, which are members of the Federal Deposit Insurance Corporation. The Fund’s cash is held with major financial institutions and may exceed federally insured limits.

Valuation of Portfolio Investments: The Fund determines the NAV of its common shares on each day that the New York Stock Exchange, or NYSE, is open for business as of the close of the regular trading session. Each Class A share of beneficial interest, or Class A Share, Class L share of beneficial interest, or Class L Share, Class T share of beneficial interest, or Class T Share, and Class U-2 share of beneficial interest, or Class U-2 Share, is offered at NAV plus the applicable sales load, while each Class I share of beneficial interest, or Class I Share, Class M share of beneficial interest, or Class M Share, and Class U share of beneficial interest, or Class U Share, is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class, among other things. The Fund calculates NAV by subtracting liabilities (including accrued expenses and distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of outstanding common shares. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Advisor’s valuation policy, or the Valuation Policy. As permitted by Rule 2a-5 of the 1940 Act, the Board has designated the Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process as set forth in the Valuation Policy, subject to the oversight of the Board. The audit committee of the Board is responsible for overseeing the Advisor’s implementation of the Fund’s valuation process. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Advisor has adopted methods for determining the fair value of such securities and other assets, pursuant to its responsibility for applying such fair valuation methods that has been designated to it by the Board. In connection with the valuation process, the Board receives valuation reports from the Advisor, as valuation designee, on a quarterly basis.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, or ASC Topic 820, defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical securities; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

The Fund expects that its portfolio will consist of (1) securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, (2) securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or over-the-counter, or OTC securities or (3) certain illiquid securities issued by private companies and/or thinly traded public companies which are generally subject to restrictions on resale and ordinarily have not established a trading market.

For purposes of calculating NAV, the Fund uses the following valuation methods:

•The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such investments using quotations obtained from an approved independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. If a quoted price obtained from such service is deemed by the Advisor to be unreliable (and therefore, not readily available), the Advisor may recommend that the investment be fair valued by some other means, including, but not limited to, a valuation provided by an approved independent

20

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

third-party valuation firm or by the Advisor’s fair value committee. For investments for which an approved independent third-party pricing service is unable to obtain quoted prices, the Fund may obtain bid and ask prices directly from dealers who make a market in such investments. In all such cases, investments are valued at the mid-point of the prevailing bid and ask prices obtained from such sources unless there is a compelling reason to use some other value within the bid-ask range and the justification is documented and retained by the Advisor.

•To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by the Advisor, under the oversight of the Board, in accordance with the Valuation Policy and pursuant to authority delegated by the Board. In making such determination, it is expected that the Advisor may rely upon valuations obtained from an approved independent third-party valuation firm. With respect to these investments for which market quotations are not readily available, the Fund will undertake a multi-step fair valuation process each quarter, as described below:

•Daily, the independent third-party valuation service may record an adjustment to the most recent value provided by such independent third-party valuation service by accounting for relevant factors, which may include but are not limited to, prevailing interest rates and expectations of interest rates in the future, market conditions, and the performance of the underlying investments;

•Monthly, the Advisor will determine and document valuations for each investment, which valuations may be obtained from an approved independent third-party valuation service, if applicable;

•The quarterly fair valuation process will begin with the Advisor facilitating the delivery of updated quarterly financial and other information relating to each investment to the independent third-party valuation service;

•The independent third-party valuation service then reviews and analyzes the information, along with relevant market and economic data, and determines proposed valuations for each investment according to the valuation methodologies in the Valuation Policy and communicates the information to the Advisor in the form of a valuation range;

•The Advisor then reviews the preliminary valuation information for each portfolio company or investment and provides feedback about the accuracy, completeness and timeliness of the valuation-related inputs considered by the independent third-party valuation service and any suggested revisions thereto prior to the independent third-party valuation service finalizing its valuation range;

•The Advisor then provides the Audit Committee of the Board with valuation-related information for each investment along with any applicable supporting materials and other information that is relevant to the fair valuation process as required by the Board reporting requirement of Rule 2a-5 and the Valuation Policy;

•The Audit Committee of the Board then meets with the Advisor to receive the relevant quarterly reporting and to discuss any questions from the Audit Committee in connection with the Audit Committee of the Board’s role in overseeing the fair valuation process; preliminary valuations are then presented to and discussed with the Audit Committee of the Board;

•Following the completion of fair value oversight activities, the Audit Committee of the Board, with assistance from the Advisor, provides the Board with a report regarding the quarterly valuation process.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s unaudited consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s unaudited consolidated financial statements. In making its determination of fair value, the Advisor may use any approved independent third-party pricing or valuation services. However, the Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and may use any relevant data, including information sourced by the Advisor, or provided by any approved independent third-party valuation or pricing service, that the Advisor deems to be reliable in determining fair value under the circumstances.

Below is a description of factors that the Advisor, any approved independent third-party valuation service and the Audit Committee of the Board may consider when determining the fair value of the Fund’s investments.

The valuation methods utilized for each portfolio company may vary depending on industry and company-specific considerations. Typically, the first step is to make an assessment as to the enterprise value of the portfolio company’s business in order to establish whether the portfolio company’s enterprise value is greater than the amount of its debt as of the valuation date. This analysis helps to determine a risk profile for the applicable portfolio company and its related investments, and the appropriate valuation methodology to utilize as part of the security valuation analysis. The enterprise valuation may be determined using a market or income approach.

21

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing yields for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into valuation models to arrive at fair value.

Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the borrower in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (i.e., the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

The Fund’s equity interests in companies for which there is no liquid public market are valued at fair value. Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price.

When the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Forward foreign currency exchange contracts typically will be valued at their quoted daily prices obtained from an independent third party. Swaps (other than centrally cleared) typically will be valued at their prices obtained from an independent third party and are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by brokers/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. Swaps that cannot be valued from an independent third party may be valued using prices supplied by the counterparty but will be considered Level 3 investments and thus subject to the multistep fair valuation process, as described previously. The aggregate settlement values and notional amounts of the forward foreign currency exchange contracts and swaps will not be recorded in the unaudited consolidated statement of assets and liabilities. Fluctuations in the value of the forward foreign currency exchange contracts and swaps will be recorded in the unaudited consolidated statement of assets and liabilities as an asset (liability) and in the unaudited consolidated statements of operations as unrealized appreciation (depreciation) until the contracts are closed, when they will be recorded as net realized gain (loss). Reverse repurchase agreements are valued at cost, which approximates fair value.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund holds investments in certain securities that accumulate PIK income to be paid upon the redemption, liquidation or maturity of the underlying investment. Such PIK income is accumulated onto the principal balance of the respective security. The Fund records dividend income and distributions on the ex-date. The Fund does not accrue as a receivable interest on loans or dividends on securities if it has reason to doubt its ability to collect such income. The Fund’s policy is to place investments on non-accrual status when there is reasonable doubt the interest income will be collected. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on relative net assets.

Distributions received from common equity investments generally are comprised of ordinary income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received based on historical information or estimates provided by the respective portfolio companies. These estimates may subsequently be revised based on the information received from the respective portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

Loan origination fees, original issue discount, market discount and market premium are capitalized and such amounts are amortized or accreted as interest income, using the effective interest method, over the respective term of the loan or security, except market premium on callable bonds, which are amortized to the call date. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts. Structuring and other non-recurring upfront fees are recorded as fee income when earned. For the six months ended June 30, 2026, the Fund recognized $278 in structuring and upfront fee revenue.

22

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization and Offering Costs: Organization costs include, among other things, the cost of formation as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Fund’s organization. Offering costs primarily include third-party expenses incurred in marketing the Fund’s common shares. Franklin Square Holdings, L.P. (which does business as Future Standard) (formerly FS Investments), an affiliate of the Advisor, has agreed to assume all of the Fund’s organization and offering costs and will not seek reimbursement of such costs.

Income Taxes: The Fund has elected to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. To maintain the Fund’s qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to non-deductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s unaudited consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its unaudited consolidated statements of operations. During the six months ended June 30, 2026, the Fund did not incur any interest or penalties. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Forward Foreign Currency Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Cross-currency Swaps: The Fund may enter into cross-currency swaps to gain or mitigate exposure on foreign currency exchange rate risk. Cross-currency swaps are contracts in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. Cross-currency swaps, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then-current spot rate.

Interest Rate Swaps: The Fund may enter into interest rate swaps to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. An interest rate swap contract is an exchange of interest rates between counterparties. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal.

23

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Reverse Repurchase Agreements: The Fund utilized reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements are agreements with qualified third-party broker dealers in which the Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. Reverse repurchase agreements are valued at cost, which approximates fair value.

Total Return Swaps: The Fund may enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market with another market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party agrees to make periodic payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund authorizes and declares ordinary cash distributions daily and pays on a monthly basis. Subject to the Board’s discretion and applicable legal restrictions, the Fund from time to time may also pay special interim distributions in the form of cash or shares. At least annually, the Fund intends to authorize and declare special cash distributions of net long-term capital gains, if any. Prior to July 2023, the Fund authorized, paid and declared ordinary cash distributions on a quarterly basis.

Segment Reporting: The Fund operates through a single operating and reporting segment with an investment objective to generate current income and, to a lesser extent, long-term capital appreciation. The chief operating decision maker, or CODM, is the Fund’s chief executive officer. The CODM assesses the performance and makes operating decisions of the Fund on a consolidated basis primarily based on the Fund’s change in net assets resulting from operations. In addition to numerous other factors and metrics, the CODM utilizes net investment income as a key metric in determining the amount of dividends to be distributed to the Fund’s common shareholders. As the Fund’s operations are comprised of a single reporting segment, the segment assets are reflected on the accompanying unaudited consolidated statement of assets and liabilities as “total assets” and the significant segment expenses are listed on the accompanying unaudited consolidated statements of operations.

Recent Accounting Pronouncements: In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures, or ASU 2024-03, which requires disaggregated disclosure of certain costs and expenses, including purchases of inventory, employee compensation, depreciation, amortization and depletion, within relevant income statement captions. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026. Early adoption and retrospective application is permitted. The Fund is currently assessing the impact of this guidance but does not expect a material impact to its unaudited consolidated financial statements.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the six months ended June 30, 2026, the period from November 1, 2025 to December 31, 2025 and the year ended October 31, 2025:

	For the Six Months Ended June 30, 2026 (Unaudited)		Period from November 1, 2025 to December 31, 2025(1)		For the Year Ended October 31, 2025
Class A Shares	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	98,920	$1,212	51,904	$644	122,335	$1,539
Reinvestment of Distributions	8,538	101	2,996	36	20,672	252
Total Gross Proceeds	107,458	1,313	54,900	680	143,007	1,791
Commissions and Dealer Manager Fees	—	(37)	—	(22)	—	(55)
Net Proceeds to the Fund	107,458	1,276	54,900	658	143,007	1,736
Share Repurchase Program	(20,144)	(239)	(8,736)	(104)	(94,940)	(1,157)
Transfer Out	—	—	—	—	(41,074)	(501)
Net Proceeds from Class A Share Transactions	87,314	$1,037	46,164	$554	6,993	$78

24

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

	For the Six Months Ended June 30, 2026 (Unaudited)		Period from November 1, 2025 to December 31, 2025(1)		For the Year Ended October 31, 2025
Class I Shares	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	3,380,897	$40,370	2,496,504	$29,991	11,159,430	$136,112
Reinvestment of Distributions	385,103	4,589	144,949	1,740	885,791	10,815
Total Gross Proceeds	3,766,000	44,959	2,641,453	31,731	12,045,221	146,927
Share Repurchase Program	(5,378,167)	(64,115)	(2,714,140)	(32,597)	(19,399,625)	(239,592)
Transfer In	39,021	467	—	—	113,288	1,380
Transfer Out	—	—	—	—	(10,172)	(126)
Net Proceeds from Class I Share Transactions	(1,573,146)	$(18,689)	(72,687)	$(866)	(7,251,288)	$(91,411)

	For the Six Months Ended June 30, 2026 (Unaudited)		Period from November 1, 2025 to December 31, 2025(1)		For the Year Ended October 31, 2025
Class T Shares	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	13,354	$165	4,187	$52	15,829	$199
Reinvestment of Distributions	3,930	47	1,530	18	14,320	175
Total Gross Proceeds	17,284	212	5,717	70	30,149	374
Commissions and Dealer Manager Fees	—	(6)	—	(2)	—	(7)
Net Proceeds to the Fund	17,284	206	5,717	68	30,149	367
Share Repurchase Program	(15,846)	(189)	—	—	(91,671)	(1,116)
Transfer Out	(15,929)	(190)	—	—	—	—
Net Proceeds from Class T Share Transactions	(14,491)	$(173)	5,717	$68	(61,522)	$(749)

	For the Six Months Ended June 30, 2026 (Unaudited)		Period from November 1, 2025 to December 31, 2025(1)		For the Year Ended October 31, 2025
Class U Shares	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	108,913	$1,290	96,063	$1,147	379,623	$4,553
Reinvestment of Distributions	281,472	3,336	108,512	1,296	650,258	7,904
Total Gross Proceeds	390,385	4,626	204,575	2,443	1,029,881	12,457
Share Repurchase Program	(1,040,357)	(12,311)	(466,258)	(5,567)	(4,406,096)	(54,122)
Transfer In	—	—	—	—	84,773	1,028
Transfer Out	—	—	—	—	(30,990)	(379)
Net Proceeds from Class U Share Transactions	(649,972)	$(7,685)	(261,683)	$(3,124)	(3,322,432)	$(41,016)

	For the Six Months Ended June 30, 2026 (Unaudited)		Period from November 1, 2025 to December 31, 2025(1)		For the Year Ended October 31, 2025
Class U-2 Shares	Shares	Amount	Shares	Amount	Shares	Amount
Gross Proceeds from Offering	2,925,890	$35,150	2,272,582	$27,437	3,114,646	$37,819
Reinvestment of Distributions	532,401	6,370	163,284	1,968	733,174	8,984
Total Gross Proceeds	3,458,291	41,520	2,435,866	29,405	3,847,820	46,803
Commissions and Dealer Manager Fees	—	(17)	—	(14)	—	(18)
Net Proceeds to the Fund	3,458,291	41,503	2,435,866	29,391	3,847,820	46,785
Share Repurchase Program(2)	(856,595)	(10,246)	(572,607)	(6,900)	(2,747,126)	(33,716)
Transfer Out	(23,010)	(277)	—	—	(115,228)	(1,402)
Net Proceeds from Class U-2 Share Transactions	2,578,686	$30,980	1,863,259	$22,491	985,466	$11,667
Net Proceeds to the Fund	428,391	5,470	1,580,770	19,123	(9,642,783)	(121,431)

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

(2)For purchases made prior to March 1, 2024, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the one-year anniversary of the purchase. For purchases made on or after March 1, 2024 up to September 14, 2025, a CDSC of 1.00% may be assessed on class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase. For purchases made on or after September 15, 2025, a CDSC of 1.50% may be assessed on Class U-2 Shares purchased without a sales charge if they are repurchased before the first day of the month of the 18-month anniversary of the purchase.

25

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

Share Repurchase Program

The Fund operates as an interval fund under Rule 23c-3 of the 1940 Act and, as such, provides a limited degree of liquidity to shareholders. As an interval fund, the Fund has adopted a fundamental policy to offer to repurchase at regular intervals a specified percentage of its outstanding shares at the NAV of the applicable class.

Once each quarter, the Fund will offer to repurchase at NAV no less than 5% and no more than 25% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements (as discussed below). The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act). Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends, or the Repurchase Request Deadline. Shares will be repurchased at the respective NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day.

The Board, or a committee thereof, in its sole discretion, will determine the number of shares for each share class that the Fund will offer to repurchase, or the Repurchase Offer Amount, for a given Repurchase Request Deadline. The Repurchase Offer Amount, however, will be no less than 5% and no more than 25% of the total number of shares outstanding on the Repurchase Request Deadline.

If shareholders tender for repurchase more than the Repurchase Offer Amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an individual retirement account or other qualified retirement plan.

The Fund may suspend or postpone a repurchase offer only: (a) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (b) for any period during which the NYSE or any market on which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (c) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) for such other periods as the U.S. Securities and Exchange Commission, or SEC may by order permit for the protection of shareholders of the Fund.

During the six months ended June 30, 2026, the Fund engaged in repurchase offers as follows:

Repurchase Request Deadline	Repurchase Offer Amount (as a percentage of outstanding shares)	Number of Shares Repurchased (all classes)	Percentage of Outstanding Shares Tendered (all classes)
March 11, 2026	7%	4,265,891	7.00%
June 10, 2026	5%(1)	3,045,218	5.10%

(1) The Fund repurchased the additional 0.10% of outstanding shares tendered pursuant to Rule 23c-3(b)(5) of the 1940 Act.

Distribution Plan

The Fund, with respect to its Class L, Class M, Class T, Class U and Class U-2 Shares, is authorized under a distribution plan to pay to the Fund’s distributor a distribution fee for certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class L, Class M, Class T, Class U and Class U-2 Shares. The plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have asset-based distribution fees. Under the distribution plan, the Fund pays a distribution fee at an annual rate of 0.25% of average daily net assets for Class L, Class M and Class T Shares, 0.50% of average daily net assets for Class U-2 Shares and 0.75% of average daily net assets for Class U Shares attributable to the respective share classes for remittance to financial intermediaries, as compensation for distribution and/or maintenance of shareholder accounts performed

26

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

by such financial intermediaries for beneficial shareholders of the Fund. For the six months ended June 30, 2026, Class T, Class U and Class U-2 Shares incurred distribution fees of $3, $446 and $481, respectively.

Shareholder Service Expenses

The Fund has adopted a shareholder services plan with respect to its Class A, Class L, Class T and Class U -2 Shares under which the Fund may compensate financial industry professionals or firms for providing ongoing services in respect of clients with whom they have distributed shares of the Fund. Such services may include (i) electronic processing of client orders, (ii) electronic fund transfers between clients and the Fund, (iii) account reconciliations with the Fund’s transfer agent, (iv) facilitation of electronic delivery to clients of Fund documentation, (v) monitoring client accounts for back-up withholding and any other special tax reporting obligations, (vi) maintenance of books and records with respect to the foregoing, (vii) responding to customer inquiries of a general nature regarding the Fund; (viii) responding to customer inquiries and requests regarding Statements of Additional Information, shareholder reports, notices, proxies and proxy statements, and other Fund documents; (ix) assisting customers in changing account options, account designations and account addresses, and (x) such other information and liaison services as the Fund or the Advisor may reasonably request. Under the shareholder services plan, the Fund, with respect to Class A, Class L, Class T and Class U-2 Shares, may incur expenses on an annual basis up to 0.25% of its average daily net assets attributable to Class A, Class L, Class T and Class U-2 Shares, respectively. For the six months ended June 30, 2026, Class A, Class T and Class U-2 Shares incurred shareholder service fees of $7, $3 and $241, respectively.

Note 4. Related Party Transactions

Compensation of the Investment Adviser, Sub-Adviser and their Affiliates

Pursuant to the investment advisory agreement, as amended, or the Investment Advisory Agreement, dated as of September 18, 2017, by and between the Fund and the Advisor, the Advisor is entitled to a management fee in consideration of the advisory services provided by the Advisor to the Fund. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund.

Pursuant to the investment sub-advisory agreement, or the Sub-Advisory Agreement, dated as of September 18, 2017, by and among the Fund, the Advisor and the GoldenTree Sub-Advisor, the GoldenTree Sub-Advisor was entitled to receive a sub-advisory fee (payable out of the management fee) equal to 0.775% (on an annualized basis) of the Fund’s average daily gross assets up to and including the Termination Date. The Sub-Advisory Agreement terminated on the Termination Date.

The management fee is calculated and payable quarterly in arrears at the annual rate of 1.00% of the Fund’s average daily gross assets during such period. All or any part of the management fee not taken as to any quarter will be deferred without interest and may be taken in any such other quarter as the Advisor may determine. Prior to April 6, 2018, the management fee was 1.75% of the Fund’s average daily gross assets. Effective April 6, 2018 through November 30, 2024, the management fee was permanently reduced to 1.60% of the Fund’s average daily gross assets. Finally, effective December 1, 2024, the management fee was permanently reduced to 1.00% of the Fund’s average daily gross assets. In addition, the Advisor contractually agreed for the period from December 1, 2024 through March 31, 2026, to waive the management fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the average daily gross assets.

Pursuant to the amended and restated administration agreement, or the Administration Agreement, dated as of April 6, 2018, by and between the Fund and the Advisor, the Fund reimburses the Advisor and, prior to the Termination Date, reimbursed the GoldenTree Sub-Advisor, as applicable, for their respective actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of Future Standard and the GoldenTree Sub-Advisor providing administrative services to the Fund on behalf of the Advisor, subject to the limitations set forth in the Administration Agreement and the Expense Limitation Agreement (as defined below). Such services include general ledger accounting, fund accounting, legal services, investor relations and other administrative services. The Advisor also performs, or oversees the performance of, the Fund’s corporate operations and required administrative services, which includes being responsible for the financial records that the Fund is required to maintain and preparing reports to the Fund’s shareholders and reports filed with the SEC. In addition, the Advisor assists the Fund in calculating its NAV, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to the Fund’s shareholders, and generally overseeing the payment of the Fund’s expenses and the performance of administrative and professional services rendered to the Fund by others. The Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other methods. Effective December 1, 2024, the Fund no longer has an obligation to reimburse the GoldenTree Sub-Advisor for actual costs incurred in providing administrative services to the Fund, including the allocable portion of the compensation and related expenses of certain personnel of GoldenTree Sub-Advisor providing administrative services to the Fund.

27

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of the Advisor. The Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Board, among other things, compares the total amount paid to the Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse the Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of the Advisor.

Reimbursements of administrative expenses to the Advisor are subject to the terms of the Administration Agreement and the applicable expense limitation, and the GoldenTree Sub-Advisor had agreed, pursuant to the Sub-Advisory Agreement, to defer amounts owed to it for certain administrative services during periods in which the Advisor waived expenses or made payments pursuant to the Expense Limitation Agreement. Reimbursement of administrative expenses is ultimately subject to the limitations contained in the Administration Agreement and the Expense Limitation Agreement and the Advisor and the GoldenTree Sub-Advisor had agreed to share such reimbursements pro rata, with priority being given to the then-oldest unreimbursed expenses.

Pursuant to the Administration Agreement, the Advisor will be reimbursed for the administrative services performed by it on behalf of the Fund; provided, however, that (1) such costs are reasonably allocated by the Advisor to the Fund on the basis of assets, revenues, time allocations and/or other method; (2) such reimbursement shall be subject to any expense limitation of the Fund in effect at the time at which such reimbursement is otherwise payable; and (3) the Advisor shall not be entitled to reimbursement for any expenses relating to the salaries and direct expenses of administrative personnel paid by the Advisor (and the Fund shall have no obligation to pay any such expenses) to the extent that certain third-party expenses incurred by the Fund, whether directly or indirectly by the Advisor or GoldenTree, in connection with administering the Fund’s business exceed 0.25% of the average net assets attributable to each class of shares.

Future Standard funded the Fund’s offering costs in the amount of $1,681 for the period from October 27, 2016 (Inception) through April 6, 2018. Effective April 6, 2018, Future Standard agreed to assume all of the Fund’s prior and future offering costs and will not seek reimbursement of such costs.

The following table describes the fees and expenses accrued under the Investment Advisory Agreement and the Administration Agreement during the six months ended June 30, 2026:

Related Party	Source Agreement	Description	Six Months Ended June 30, 2026
FS Credit Income Advisor	Investment Advisory Agreement	Management Fee(1)	$1,956
FS Credit Income Advisor	Administration Agreement	Administrative Services Expenses(2)	$293

(1)The Advisor contractually agreed for the period from December 1, 2024 through March 31, 2026, to waive the management fee to which it was entitled under the Investment Advisory Agreement so that the fee received equaled 0.00% of the Fund’s average daily gross assets. During the six months ended June 30, 2026, the management fee amount shown in the table above is net of the management fee waiver of $1,855. As of June 30, 2026, $1,956 in management fees were payable to the Advisor.

(2)During the six months ended June 30, 2026, all of the accrued administrative services expenses related to third-party expenses.

Capital Contributions by Future Standard and GoldenTree

In June 2017, pursuant to a private placement, Michael C. Forman, a principal of the Advisor, contributed $100 to purchase approximately 8,000 Class I common shares at $12.50 per share. In November 2017, Future Standard, GoldenTree and their affiliates collectively purchased $19,900 of Class I Shares, in June 2018, Future Standard purchased $17,283 of Class I Shares, in September 2019, an affiliate of Future Standard purchased $20 of Class U Shares and in December 2020, an affiliate of Future Standard purchased $20 of Class U-2 Shares.

As of June 30, 2026, the Board and individuals and entities affiliated with the Advisor held 622,738 Class I Shares, 1,531 Class U Shares and 1,511 Class U-2 Shares valued at approximately $7,392, $18 and $18, respectively, based on the respective NAV per share on such date. Future Standard, and its respective employees, partners, officers and affiliates may own a significant or meaningful percentage of the Fund’s outstanding shares for the foreseeable future. This ownership will fluctuate as other investors subscribe for shares in the Fund’s continuous public offering, and as the Fund repurchases shares pursuant to its quarterly repurchase offers. Depending on the size of this ownership at any given point in time, it is expected that these affiliates will, for the foreseeable future, either control the Fund or be in a position to exercise a significant or meaningful influence on the outcome of any matter put to a vote of shareholders.

28

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Expense Limitation Agreement

Pursuant to an amended and restated expense limitation agreement, dated April 6, 2018, or the Expense Limitation Agreement, the Advisor has agreed to pay or waive, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the applicable class of Shares, or the Expense Limitation. The Expense Limitation may be adjusted for other classes of shares to account for class-specific expenses. In consideration of the Advisor’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Advisor in the amount of any Fund expenses paid or waived, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years following the time such payment or waiver was made; and (2) the reimbursement may not be made if it would cause the Fund’s then-current expense limitation, if any, and the expense limitation that was in effect at the time when the Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement will continue indefinitely until terminated by the Board on written notice to the Advisor. The Expense Limitation Agreement may not be terminated by the Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, fees paid to the Fund’s trustees, legal expenses relating to the Fund’s registration statements (and any amendments or supplements thereto) and other filings with the SEC (whether incurred by counsel to the Fund, the Advisor or the GoldenTree Sub-Advisor), administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and dividend expenses related to short sales); (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

The specific amount of expenses waivable and/or payable by the Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. The conditional obligation of the Fund to reimburse the Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement for any reason.

During the six months ended June 30, 2026, the Fund accrued $1,140 of expense reimbursements from the Advisor that Future Standard has agreed to pay, all of which pertained to the Expense Limitation Agreement. Such amount may be subject to conditional reimbursement as described above.

The following table reflects the amounts paid or waived by the Advisor under the expense limitation agreement and the expiration date for future possible reimbursements by the Fund:

For the Six Months Ended, unless otherwise specified	Amount	Expiration Date
October 31, 2023	$565	October 31, 2026
April 30, 2024	803	April 30, 2027
October 31, 2024	359	October 31, 2027
April 30, 2025	982	April 30, 2028
October 31, 2025	859	October 31, 2028
For the period from November 1, 2025 to December 31, 2025(1)	244	December 31, 2028
June 30, 2026	1,140	June 30, 2029
	$4,952

(1)See Note 1 for a discussion of the Fund’s fiscal year end change from October 31 to December 31.

Exemptive Relief

The Fund previously operated under exemptive relief granted by the SEC that permitted the Fund to participate in certain negotiated co-investments alongside other funds managed by the Advisor or certain of its affiliates, subject to certain conditions, including that the price, terms and conditions of the co-investment will be identical for each fund participating pursuant to the exemptive relief, or the Co-Investment Order.

On February 20, 2025, the Fund, alongside other funds managed by the Advisor or certain of its affiliates, filed an application for a new exemptive relief order that would similarly permit co-investments with certain affiliates of the Fund but would simplify certain of the conditions under and provide more flexibility than the Co-Investment Order, or the New Co-Investment Order. The New Co-Investment Order was granted by the SEC, effective April 29, 2025, and supersedes the Co-Investment Order.

29

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Franklin Square Holdings, L.P. Facility

On March 31, 2025, the Fund, as borrower, entered into a loan agreement with Franklin Square Holdings, L.P., as lender, or the FSH Facility, which provides for, among other things, (i) a maximum committed revolving line of credit in an aggregate principal amount up to $25,000; and (ii) a final maturity date of November 30, 2025, which could have been extended upon mutual consent. Borrowings under the FSH Facility were not subject to a borrowing base test and did not bear interest. On September 30, 2025, the Fund repaid $6,250 of the FSH Facility. On November 26, 2025, the Fund repaid the remaining $18,750 of the FSH Facility. The FSH Facility matured on November 30, 2025.

Participating Funds Total Return Swaps

On November 13, 2025, the Fund entered into a share swap confirmation with Nomura Global Financial Products, Inc., or the TRS Counterparty, governing an equity total return swap, or the Equity TRS for common shares of beneficial interest of FS Specialty Lending Fund, or FSSL. The Advisor is owned by the owner of the investment adviser of FSSL. The Equity TRS enables the Fund to obtain the economic benefit of owning up to $25 million of common shares of FSSL in return for an interest-type payment to the TRS Counterparty. The Equity TRS has a term of three years, but may be terminated earlier in whole or in part following the occurrence of certain prescribed events agreed to between the TRS Counterparty and the Fund.

Potential Conflicts of Interest

The Advisor’s senior management team is comprised of substantially the same personnel as the senior management teams of the investment advisers to certain other BDCs, closed-end management investment companies, private funds, and separately managed accounts, or the Fund Complex. As a result, such personnel provide or expect to provide investment advisory services to certain other funds in the Fund Complex and such personnel may serve in similar or other capacities for the investment advisers to future investment vehicles in the Fund Complex. While the investment personnel of the Advisor are not currently providing investment advisory services for clients other than for the Fund Complex, they may do so in the future. In the event that the Advisor provides investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so that the Fund will not be disadvantaged in relation to any other client of the Advisor or its management team. In addition, even in the absence of the Advisor retaining additional clients, it is possible that some investment opportunities may be provided to other entities in the Fund Complex, rather than to the Fund. In some cases, the Advisor (or an affiliate) will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund Complex and to allocate opportunities to such a third-party investor. Additionally, members of the senior management and investment teams and other employees of the Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund invests.

Note 5. Distributions

During the six months ended June 30, 2026, the Fund declared gross distributions in the amount of $0.54 (as adjusted for the applicable share class expenses) per share in the total amount of $30,100. As of June 30, 2026, $2,553 of dividends were payable to shareholders. On June 29, 2026 and July 29, 2026, the Board declared regular monthly cash distributions for July and August 2026, respectively, in the amount of $0.0890 and $0.0888, respectively, (as adjusted for the applicable share class expenses) per share. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Shareholders automatically participate in the distribution reinvestment plan, or DRP, unless and until an election is made to withdraw from the DRP on behalf of such participating shareholder. Under the DRP, the Fund’s cash distributions to shareholders are reinvested in full and fractional shares of the same class of shares of the Fund. To the extent that shareholders reinvest their cash distributions, the Fund will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund may be reinvested in additional common shares of the Fund.

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on an interim basis may not be representative of the actual tax attributes of the Fund’s distributions for a full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $606,795 as of June 30, 2026. Aggregate net unrealized appreciation (depreciation) on investments on a tax basis was $(10,432), which was comprised of gross unrealized appreciation of $4,001 and gross unrealized depreciation of $(14,433), as of June 30, 2026.

30

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of June 30, 2026, the Fund had short-term and long-term capital loss carryforwards available to offset future realized capital gains of $5,432 and $12,040, respectively. Net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term.

As of June 30, 2026, the Fund had a deferred tax liability of $52 resulting from unrealized appreciation on investments held by the Fund’s wholly-owned taxable subsidiary. During the six months ended June 30, 2026, the Fund recorded a provision (benefit) for taxes related to the Fund’s wholly owned taxable subsidiary of $53 related to the deferred tax liability.

Note 6. Financial Instruments

The Fund trades in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, swap contracts and written options, among others, and involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign currency exchange rate risk, interest rate risk and credit risk in the normal course of pursuing its investment objectives. The Fund may enter into cross-currency swap contracts and forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies and/or swap contracts to gain or reduce exposure to fluctuations in interest rates.

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. These contracts help to manage the overall exposure to the currencies in which some of the investments and borrowings held by the Fund are denominated and in some cases, are used to obtain exposure to a particular market.

Each forward foreign currency exchange contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a contract is closed, a realized gain or loss is recorded in the unaudited consolidated statements of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts contains the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and the risk that counterparties are unable to fulfill their obligations under the contracts. The Fund mitigates its counterparty risk by entering into forward foreign currency exchange contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance.

The Fund entered into the Equity TRS with the TRS Counterparty. Under the Equity TRS, the Fund obtains the economic benefit of owning shares of FSSL, an investment company registered under the 1940 Act, without actually owning such shares, and the TRS Counterparty receives an interest-type payment in return. The investment adviser to FSSL is owned by Franklin Square Holdings, L.P., which is also the owner of the Advisor.

The Equity TRS is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation on swap contracts in the unaudited consolidated statement of assets and liabilities. Pursuant to its terms, the Equity TRS settles monthly and a realized gain or loss is recorded in the unaudited consolidated statements of operations equal to the difference between the value of the shares underlying the Equity TRS at the time the swap was entered into or the previous settlement date and the value as of the current settlement date, plus dividends received and less accrued interest. Any dividends received by the TRS Counterparty as holder of the FSSL shares are paid to the Fund. The Equity TRS has a term of three years, but it can be terminated earlier in whole or in part following the occurrence of certain prescribed events agreed to between the TRS Counterparty and the Fund. The primary underlying risk exposure through the use of equity total return swaps is equity market risk.

Cross-currency swaps are contracts in which cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps involve an agreement to exchange notional amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. Periodic payments are made between the parties based on benchmark rates plus a spread, if applicable, in the two currencies.

Each cross-currency swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the unaudited consolidated statements of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of cross-currency swaps contains the risk that the value of a cross-currency swap

31

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

changes unfavorably due to movements in the value of the referenced foreign currencies, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations.

An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps are used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Each interest rate swap is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the unaudited consolidated statement of assets and liabilities. When a swap is closed, a realized gain or loss is recorded in the unaudited consolidated statements of operations equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of interest rate swaps contains the risk that the value of an interest rate swap changes unfavorably due to movements in interest rates, as well as the risk that the counterparty to the swap will default on its contractual delivery obligations. Counterparty risk is mitigated for cleared swaps by trading these instruments through a central counterparty.

The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting purposes) by risk exposure as of June 30, 2026 was as follows:

	Fair Value
	Derivative Assets		Derivative Liabilities
Equity Risk
Equity total return swaps	—		$321	(2)
Credit Risk
Loan total return swaps	$201	(1)	$123	(2)
Foreign Currency Risk
Forward foreign currency exchange contracts	$353	(3)	—

The Fund’s derivative assets and liabilities at fair value by risk, presented in the table above, are reported on a gross basis on the Fund’s unaudited consolidated statement of assets and liabilities and located as follows:

(1)Unrealized appreciation on swaps contracts.

(2)Unrealized depreciation on swaps contracts.

(3)Unrealized appreciation on forward foreign currency exchange contracts.

The following table presents the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of June 30, 2026:

Counterparty	Derivative Assets(1)	Derivative Liabilities(1)	Net Value of Derivatives	Non-Cash Collateral (Received) Pledged(2)	Cash Collateral (Received) Pledged(2)	Net Amount of Derivative Assets (Liabilities)(3)
State Street Bank and Trust Company	$353	—	$353	—	—	$353
BNP Paribas	$201	$(123)	$78	—	—	$78
Nomura Global Financial Products, Inc.	—	$(321)	$(321)	—	$321	—

(1)Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

(2)In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(3)Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

32

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Financial Instruments (continued)

The effect of derivative instruments (which are not considered to be hedging instruments for accounting purposes) on the Fund’s unaudited consolidated statements of operations by risk exposure for the six months ended June 30, 2026 was:

	Net Realized Gain (Loss) on Derivatives Recognized in Income		Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Six Months Ended June 30, 2026 (Unaudited)		Six Months Ended June 30, 2026 (Unaudited)
Equity Risk
Equity total return swaps	$(881	)(1)	$(522	)(2)
Credit Risk
Loan total return swaps	$667	(1)	$78	(2)
Foreign Currency Risk
Forward foreign currency exchange contracts	$(66	)(3)	$450	(4)

The Fund’s derivative instruments at fair value by risk, presented in the table above, are reported on the Fund’s unaudited consolidated statements of operations and located as follows:

(1)Net realized gain (loss) on swap contracts.

(2)Net change in unrealized appreciation (depreciation) on swap contracts.

(3)Net realized gain (loss) on forward foreign currency exchange contracts.

(4)Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The average notional amounts of equity total return swaps, loan total return swaps and forward foreign currency exchange contracts outstanding during the six months ended June 30, 2026, which are indicative of the volumes of these derivative types, were $9,885, $60,869 and $15,016 respectively.

The Fund may enter into reverse repurchase agreements in the normal course of its investing activities. The use of reverse repurchase agreements involves many of the same risks involved in the use of leverage, as the proceeds from reverse repurchase agreements generally are invested in additional securities. If the Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Fund would still be required to pay the full repurchase price. Further, the Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the unaudited consolidated statement of assets and liabilities at face value including accrued interest. The face value of the reverse repurchase agreement approximates fair value. Interest payments made by the Fund to the counterparties are recorded as a component of interest expense in the unaudited consolidated statements of operations. In periods of increased demand for the security, the Fund may receive a fee for the use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions were entered into by the Fund under master repurchase agreements, or MRA, which permitted the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

With reverse repurchase transactions, typically the Fund and counterparty under an MRA were permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund received or posted securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund was considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may have been delayed.

As of June 30, 2026, the Fund did not have any open reverse repurchase agreements with any counterparties.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

33

Note 7. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of June 30, 2026:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$597,033	$586,789	98%
Senior Secured Loans—Second Lien	5,366	4,807	1%
Senior Secured Bonds	4,032	4,191	1%
Unsecured Debt	—	—	0%
Common Equity	33	576	0%
Total	$606,464	$596,363	100%

(1)Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

As of June 30, 2026, the Fund held investments in two portfolio companies of which it is deemed to be an “affiliated person” but is not deemed to “control.” For additional information with respect to such portfolio companies, see footnote (p) to the unaudited consolidated schedule of investments as of June 30, 2026 included herein.

The Fund’s investment portfolio may contain loans and other unfunded arrangements that are in the form of lines of credit or revolving credit facilities, or other investments, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying agreements. As of June 30, 2026, the Fund had 35 senior secured loan investments with aggregate unfunded commitments of $83,407. The Fund maintains sufficient cash on hand, available borrowings and liquid securities to fund any unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of June 30, 2026:

Industry Classification	Fair Value	Percentage
Capital Goods	$131,096	22%
Consumer Durables & Apparel	75,667	13%
Materials	66,351	11%
Health Care Equipment & Services	64,300	11%
Commercial & Professional Services	63,801	11%
Consumer Services	44,238	7%
Food, Beverage & Tobacco	22,268	4%
Software & Services	21,933	4%
Media & Entertainment	21,794	3%
Consumer Discretionary Distribution & Retail	19,993	3%
Automobiles & Components	17,179	3%
Pharmaceuticals, Biotechnology & Life Sciences	11,790	2%
Insurance	11,422	2%
Transportation	10,662	2%
Telecommunication Services	7,091	1%
Household & Personal Products	6,778	1%
Total	$596,363	100%

Purchases and sales of securities during the six months ended June 30, 2026, other than short-term securities and U.S. government obligations, were $201,606 and $211,402, respectively.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

34

Note 8. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that a fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of June 30, 2026, the Fund’s investments and derivatives were categorized as follows in the fair value hierarchy:

Asset Description	Level 1	Level 2	Level 3	Total
Senior Secured Loans—First Lien	$—	$160,353	$426,436	$586,789
Senior Secured Loans—Second Lien	—	4,807	—	4,807
Senior Secured Bonds	—	4,191	—	4,191
Unsecured Debt	—	—	—	—
Common Equity	—	—	576	576
Total Investments	$—	$169,351	$427,012	$596,363

As of June 30, 2026, the Fund had forward foreign currency exchange contracts equity total return swaps and loan total return swaps with a net fair value of $353, $(321) and $78, respectively, each categorized as Level 2 in the fair value hierarchy.

The Board is responsible for overseeing the valuation of the Fund’s portfolio investments at fair value as determined in good faith pursuant to the Valuation Policy and consistently applied valuation process. The Board has designated the Advisor as valuation designee with day-to-day responsibility for implementing the Fund’s portfolio valuation process set forth in the Valuation Policy.

The Fund’s investments consist primarily of debt securities that were acquired directly from the issuer. Except as described below, the Fund values its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the period end, which are provided by an independent third-party pricing service and screened for validity by such service. Investments that are traded on an active public market are valued at their closing price as of the date of the unaudited consolidated financial statements and are classified as Level 1 within the fair value hierarchy. Forward foreign currency exchange contracts are valued at their quoted daily prices obtained from an independent third party. The fair value of the total return swaps is determined daily based on the bid price of the underlying asset provided by the counterparty. These assumptions are observable in the marketplace or can be corroborated by active markets or broker quotes and are typically classified as Level 2 within the fair value hierarchy. Debt investments, for which broker quotes are not available, are valued by an independent third-party valuation firm, which determines the fair value of such investments by considering, among other factors, the borrower’s ability to adequately service its debt, prevailing interest rates for like investments, expected cash flows, call features, anticipated prepayments and other relevant terms of the investments. When a current price is not available from an independent third-party pricing service, investments may be valued by the Advisor as determined in good faith. Except as described above, all of the Fund’s equity/other investments are also valued by the same independent valuation firm, which determines the fair value of such investments by considering, among other factors, contractual rights ascribed to such investments, as well as various income scenarios and multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. Investments valued by an independent third-party valuation firm are typically classified as Level 3 within the fair value hierarchy. An investment that is newly issued and purchased near the date of the unaudited consolidated financial statements is valued at cost if the Advisor determines that the cost of such investment is the best indication of its fair value.

The Advisor periodically benchmarks the bid and ask prices it receives from the independent third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Advisor believes that these prices are reliable indicators of fair value. The Advisor reviewed the valuation determinations made with respect to these investments in a manner consistent with the Valuation Policy.

35

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the six months ended June 30, 2026 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans— First Lien	Senior Secured Loans— Second Lien	Unsecured Debt	Common Equity	Total
Fair value at beginning of period	$354,830	$152	$—	$283	$355,265
Accretion of discount (amortization of premium)	383	—	—	—	383
Realized gain (loss)	2,278	—	—	—	2,278
Net change in unrealized appreciation (depreciation)	(2,529)	(103)	—	293	(2,339)
Purchases	116,842	—	—	—	116,842
Paid-in-kind interest	1,532	—	—	—	1,532
Sales	(46,900)	(49)	—	—	(46,949)
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—
Fair value at end of period	$426,436	$—	$—	$576	$427,012
The amount of total gains or losses for the year included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$(1,970)	$(103)	$—	$293	$(1,780)

(1)Transfers into or out of Level 3 were deemed to have occurred as a result of, among other factors, changes in liquidity, the depth and consistency of prices from third-party pricing services and the existence of observable trades in the market. Transfers between levels of the fair value hierarchy are deemed to have occurred at the beginning of the reporting year. For the six months ended June 30, 2026, there were no transfers into or out of Level 3.

The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements as of June 30, 2026 are as follows:

Type of Investment	Fair Value at June 30, 2026	Valuation Technique(1)	Unobservable Input	Range	Weighted Average
Senior Secured Loans - First Lien	$403,180	Market Comparables	Market Yield (%)	7.1% - 25.2%	10.3%
			EBITDA Multiples (x)	3.8x – 6.8x	5.4x
	17,660	Cost
	5,596	Other(2)
Senior Secured Loans - Second Lien	—	Market Comparables	EBITDA Multiples (x)	7.8x – 8.3x	8.0x
Unsecured Debt	—	Other(2)
Common Equity	576	Market Comparables	EBITDA Multiples (x)	3.3x – 6.5x	3.5x
Total	$427,012

(1)For investments using a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. Investments valued using an EBITDA multiple or a revenue multiple pursuant to the market comparables valuation technique may be conducted using an enterprise valuation waterfall analysis.

(2)Fair value based on expected outcome of proposed corporate transactions, other factors or determined in good faith by the Advisor.

Note 9. Financing Arrangement

The Following table presents summary information with respect to the Fund’s outstanding financial arrangement as of June 30, 2026:

Arrangement	Type of Arrangement	Rate	Amount Outstanding(1)	Amount Available	Maturity Date
Capital One Facility(2)	Revolving Credit Facility	S+1.80%	$—	$300,000	June 18, 2031

(1)The carrying amount outstanding under the facility approximates its fair value, unless otherwise noted.

(2)Borrowings are considered senior securities representing indebtedness for purposes of complying with the asset coverage requirements under the 1940 Act applicable to closed-end management investment companies.

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

36

Note 9. Financing Arrangement (continued)

For the six months ended June 30, 2026, the components of total interest expense for the Fund’s financing arrangement was as follows:

	Interest Expense(1)	Amortization of Deferred Financing Costs	Total
Capital One Facility	$—	$22	$22
Secured Borrowings	908	—	908
Total	$908	$22	$930

(1)Interest expense includes the effect of unused fees and commitment fees, if any.

Capital One Facility

On June 18, 2026, or the Closing Date, the Fund, as servicer, and Wild Onion Funding LLC, or Wild Onion, as borrower and a wholly-owned subsidiary of the Fund, entered into a Loan, Security and Servicing Agreement, or the Capital One Facility, with Capital One, National Association, together with its successors and assigns, Capital One, as administrative agent, and Western Alliance Trust Company, N.A., as collateral custodian and collateral administrator. The Capital One Facility provides for a $300 million committed revolving credit facility, with an upfront fee of $2.85 million and borrowings available in U.S. dollars and certain agreed upon foreign currencies. The Capital One Facility has a three-year revolving period and a five-year term to maturity. Advances at the base rate under the Capital One Facility bear interest at a rate equal to 0.80% per annum, and any other Advances under the Capital One Facility bear interest at a rate equal to 1.80% per annum. During the first three months after the Closing Date, the non-usage fee is zero basis points on the daily unborrowed portion of the committed amount. During months three through six after the Closing Date, the non-usage fee is 25 to 50 basis points on the daily unborrowed portion of the committed amount, determined based on the percentage of the committed amount utilized. Following the first six months after the Closing Date, the non-usage fee is 25 to 75 basis points on the daily unborrowed portion of the committed amount, determined based on the percentage of the committed amount utilized. Under the Capital One Facility, the Fund has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other requirements customary for facilities of this type. The Capital One Facility documents contain events of default and termination events customary for similar financing transactions.

The Fund did not have any borrowings outstanding under the Capital One Facility during the six months ended June 30, 2026. The Fund incurred costs in connection with obtaining the Capital One Facility, which the Fund recorded as deferred financing costs on its unaudited consolidated statement of assets and liabilities and amortized to interest expense over the life of the facility. As of June 30, 2026, $3,036 of such deferred financing costs had yet to be amortized to interest expense.

Secured Borrowings

From time to time, the Fund may engage in sale/buy-back agreements, which are a type of secured borrowing, or Secured Borrowing. The amount, interest rate and terms of these agreements will be individually negotiated on a transaction-by-transaction basis. Each borrowing is secured by an interest in an underlying asset which is participated or assigned to the sale/buy-back counter party for the duration of the agreement. As of June 30, 2026, there were no Secured Borrowings outstanding. For the six months ended June 30, 2026, the Fund’s average borrowings and weighted average interest rate related to Secured Borrowings were $26,539, and 6.84%.

Note 10. Concentration of Risk

Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled “Types of Investments and Related Risks” in the Fund’s prospectus and the Fund’s other filings with the SEC.

Senior Secured Debt Risk: Senior secured debt typically will be secured by liens on the assets and/or cash flows of the borrower and holds the most senior position in its capital structure. Senior secured debt in most circumstances is initially fully collateralized by the borrower’s assets and thus it is repaid before unsecured debt and equity. Substantial increases in interest rates, however, may cause an increase in loan defaults as borrowers may lack resources to meet higher debt service requirements, or as a result of the impact on general business conditions caused by higher interest rates, and there can be no guarantee that secured senior debt, even if fully collateralized at origination, will be fully repaid after an event of default or if collateral values have fallen. Also, the security for the Fund’s senior secured debt investments may not be recognized for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated.

37

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Credit Risk: The Fund’s debt investments are subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that the Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

Companies in which the Fund invests could deteriorate as a result of, among other factors, litigation, legislation or other political events, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Senior Loans Risk: The senior loans in which the Fund invests will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although senior loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such senior loans are generally similar to the risks of other below investment grade fixed income instruments. See “Below Investment Grade Rating Risk” below. Investments in below investment grade senior loans are considered speculative because of the credit risk of the borrowers. Such borrowers are more likely than investment grade borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the NAV of the Shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a senior loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. Senior loans are subject to a number of risks, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed-income instruments.

Subordinated Loans Risk: Subordinated loans generally are subject to similar risks as those associated with investments in senior loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated loans are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than senior loans and may be less liquid.

Below Investment Grade Rating Risk: The Fund may invest unlimited amounts in debt instruments that are rated below investment grade, which are often referred to as “high-yield” securities or “junk bonds.” Below investment grade senior loans, high-yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Advisor to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a corporate bond and senior loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the borrower’s financial condition. Below investment grade corporate bonds and senior loans and similar instruments often are considered to be speculative with respect to the capacity of the borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some borrowers issuing such corporate bonds, senior loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

38

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Interest Rate Risk: The Fund is subject to financial market risks, including changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, have a material adverse effect on the Fund’s investment objective and the Fund’s rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt for the Fund’s financing needs, if any.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including, but not limited to, risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic, geo-political and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; other government restrictions by the United States or other governments; higher rates of inflation; higher transaction costs; and reliance on a more limited number of commodity inputs, service providers and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. Certain non-U.S. markets may rely heavily on particular industries or non-U.S. capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers and other protectionist or retaliatory measures. International trade barriers or economic sanctions against non-U.S. countries, organizations, entities and/or individuals may adversely affect the Fund’s non-U.S. holdings or exposures. Certain non-U.S. investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain non U.S. investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. The risks of investments in emerging markets, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the Fund’s common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Derivatives Risk: The Fund may use derivative instruments including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, these derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The use of derivatives may involve substantial leverage. The use of derivatives may subject the Fund to various risks, including counterparty risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk, operational risk and regulatory risk.

Furthermore, the Fund’s ability to successfully use derivatives depends on the Advisor’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivatives are not otherwise available to the Fund for investment purposes.

The SEC adopted new regulations governing the use of derivatives by registered investment companies, or Rule 18f-4. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with

39

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Section 18 of the 1940 Act, treats derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and requires funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. In accordance with Rule 18f-4, the Fund adopted and implemented a comprehensive written derivatives risk management program and is subject to an outer limit on Fund leverage risk calculated based on value-at-risk. This outer limit is based on a relative value-at-risk test that will compare the Fund’s value-at-risk to the value-at-risk of a designated reference portfolio. The derivatives risk management program is administered by a “derivatives risk manager,” who has been appointed by the Fund’s Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), and periodically reviews the derivatives risk management program and reports to the Board on a quarterly basis.

Economic Downturn or Recession or Other Market Disruption: Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

The Fund may also be adversely affected by uncertainties and events around the world, such as public health emergencies, terrorism, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows.

Rule 144A Securities Risk: The Fund may purchase certain securities eligible for resale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, or Rule 144A Securities. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to certain qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may be considered liquid, though no assurance can be given that a liquid market for Rule 144A Securities will develop or be maintained. However, where a substantial market of qualified institutional buyers has developed for certain unregistered securities purchased by the Fund pursuant to Rule 144A, the Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Board. Because it is not possible to predict with certainty how the market for Rule 144A Securities will develop, the Board directs the Advisor to carefully monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing restricted securities pursuant to Rule 144A, the Fund’s investing in such securities may have the effect of increasing the level of illiquidity in its investment portfolio during such period.

Focused Investment Risk: To the extent that the Fund focuses its investments in a particular industry, the NAV of the common shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, changes in interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other developments specific to that industry. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

40

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

Cybersecurity Risks: Cybersecurity refers to the combination of technologies, processes, and procedures established to protect information technology systems and data from unauthorized access, attack, or damage. The Fund, its affiliates and the Fund’s and its affiliates’ respective third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years and, while the Fund has not experienced any material losses relating to cyber attacks or other information security breaches, it could suffer such losses in the future.

The Fund’s affiliates and respective third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. Despite reasonable precautions, the risk remains that such incidents could occur, and this potentially could jeopardize confidential and other information, including non-public personal information, private shareholder information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Fund’s operations or the operations of the Fund’s affiliates and the Fund and its affiliates’ respective third-party service providers. This could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect the Fund’s business, financial condition or results of operations. Privacy and information security laws and regulation changes, and compliance with those changes, may result in cost increases due to system changes and the development of new administrative processes. In addition, the Fund may be required to expend significant additional resources to modify protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks.

Cash Balance Risk: The Fund’s cash is held in accounts at U.S. banking institutions. Cash held by the Fund and its portfolio companies in non-interest-bearing and interest-bearing operating accounts may exceed the Federal Deposit Insurance Corporation insurance limits. If such banking institutions were to fail, the Fund or its portfolio companies could lose all or a portion of those amounts held in excess of such insurance limitations. In addition, actual events involving limited liquidity, defaults, non-performance or other adverse developments that affect financial institutions, transactional counterparties or other companies in the financial services industry or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, have in the past and may in the future lead to market-wide liquidity problems, which could adversely affect the Fund and its portfolio companies’ business, financial condition, results of operations, or prospects.

Although the Fund assesses its portfolio companies’ banking relationships as necessary or appropriate, the Fund and its portfolio companies’ access to funding sources and other credit arrangements in amounts adequate to finance or capitalize the Fund or its portfolio companies’ respective current and projected future business operations could be significantly impaired by factors that affect the Fund or its portfolio companies, the financial institutions with which the Fund or its portfolio companies have arrangements directly, or the financial services industry or economy in general. These factors could include, among others, events such as liquidity constraints or failures, the ability to perform obligations under various types of financial, credit or liquidity agreements or arrangements, disruptions or instability in the financial services industry or financial markets, or concerns or negative expectations about the prospects for companies in the financial services industry. These factors could involve financial institutions or financial services industry companies with which the Fund or its portfolio companies have financial or business relationships but could also include factors involving financial markets or the financial services industry generally.

In addition, investor concerns regarding the U.S. or international financial systems could result in less favorable commercial financing terms, including higher interest rates or costs and tighter financial and operating covenants, or systemic limitations on access to credit and liquidity sources, thereby making it more difficult for the Fund or its portfolio companies to acquire financing on acceptable terms or at all.

Force Majeure Risk: Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of the Fund’s control. The Fund, the Advisor, and the portfolio companies in which the Fund invests could be affected by force majeure events (i.e., events beyond the control of the party claiming that the event has occurred, such as acts of God, fire, flood, earthquakes, outbreaks of an infectious disease, pandemic or any other serious public health concern, war, terrorism, labor strikes, major plant breakdowns, pipeline or electricity line ruptures, failure of technology, defective design and construction, accidents, demographic changes, government macroeconomic policies, social instability, etc.). Some force majeure events could adversely affect the ability of a party (including the Fund, the Advisor, a portfolio company or a counterparty to the Fund, the Advisor, or a portfolio company) to perform its obligations until it is able to remedy the force majeure event. In addition, force majeure events, such as the cessation of the operation of equipment for repair or upgrade, could similarly lead to the unavailability of essential equipment and technologies. These risks could, among other effects, adversely impact the cash flows available from a portfolio company, cause personal injury or loss of life, including to a senior manager of the Advisor or its affiliates, damage property, or instigate disruptions of service. In addition, the cost to a portfolio company or the Fund of repairing or replacing damaged assets resulting from such force majeure event could be considerable. It will not be possible to insure against all such events, and insurance proceeds received, if any, could be inadequate to completely or even partially cover any loss of revenues or investments, any increases in operating and maintenance expenses, or any replacements or rehabilitation

41

FS Credit Income Fund

Notes to Unaudited Consolidated Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 10. Concentration of Risk (continued)

of property. Certain events causing catastrophic loss could be either uninsurable, or insurable at such high rates as to adversely impact the Fund, the Advisor, or portfolio companies, as applicable. Force majeure events that are incapable of or are too costly to cure could have permanent adverse effects. Certain force majeure events (such as war or an outbreak of an infectious disease) could have a broader negative impact on the world economy and international business activity generally, or in any of the countries in which the Fund invests or its portfolio companies operate specifically. Such force majeure events could result in or coincide with: increased volatility in the global securities, derivatives and currency markets; a decrease in the reliability of market prices and difficulty in valuing assets; greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; less governmental regulation and supervision of the securities markets and market participants and decreased monitoring of the markets by governments or self-regulatory organizations and reduced enforcement of regulations; limited, or limitations on, the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.

Artificial Intelligence and Machine Learning Technology Risks: Artificial intelligence, including machine learning and similar tools and technologies that collect, aggregate, analyze or generate data or other materials, collectively, AI, and its current and potential future applications including in the private investment and financial industries, as well as the legal and regulatory frameworks within which AI operates, continue to rapidly evolve.

Recent technological advances in AI pose risks to the Fund, the Advisor, and the portfolio companies in which the Fund invests. The Fund and the portfolio companies in which the Fund invests could also be exposed to the risks of AI if third-party service providers or any counterparties, whether or not known to the Fund, also use AI in their business activities. The Fund and the portfolio companies in which the Fund invests may not be in a position to control the use of AI technology in third-party products or services.

Use of AI could include the input of confidential information in contravention of applicable policies, contractual or other obligations or restrictions, resulting in such confidential information becoming accessible by other third-party AI applications and users. While the Advisor does not currently use AI to make investment recommendations, the use of AI could also exacerbate or create new and unpredictable risks to the Fund’s business, the Advisor’s business, and the business of the portfolio companies in which the Fund invests, including by potentially significantly disrupting the markets in which the Fund and its portfolio companies operate or subjecting the Fund, the portfolio companies in which the Fund invests, and the Advisor to increased competition and regulation, which could materially and adversely affect the business, financial condition or results of operations of the Fund, the portfolio companies in which the Fund invests, and the Advisor. In addition, the use of AI by bad actors could heighten the sophistication and effectiveness of cyber and security attacks experienced by the portfolio companies in which the Fund invests and the Advisor.

Independent of its context of use, AI technology is generally highly reliant on the collection and analysis of large amounts of data, and it is not possible or practicable to incorporate all relevant data into the model that AI technology utilizes to operate. Certain data in such models will inevitably contain a degree of inaccuracy and error—potentially materially so—and could otherwise be inadequate or flawed, which would be likely to degrade the effectiveness of AI technology. To the extent that the Fund or the portfolio companies in which the Fund invests are exposed to the risks of AI use, any such inaccuracies or errors could have adverse impacts on the Fund or the portfolio companies in which the Fund invests.

AI technology and its applications, including in the private investment and financial sectors, continue to develop rapidly, and it is impossible to predict the future risks that may arise from such developments.

Note 11. Commitments and Contingencies

The Fund may enter into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of the Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, to the extent the Fund becomes party to such proceedings, the Fund would assess whether any such proceedings will have a material adverse effect upon its financial condition or results of operations.

See Note 4 for a discussion of the Fund’s commitments to Future Standard and its affiliates.

42

Supplemental Information (Unaudited)

Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure

The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters within the two most recent fiscal years.

Statement of Additional Information

The Fund’s statement of additional information contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on Future Standard’s website at www.futurestandard.com.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures

The Fund has delegated its proxy voting responsibility to the Advisor, the Fund’s investment adviser. Prior to December 1, 2024, the Advisor delegated the responsibilities of voting and administering proxies received by the Fund to the GoldenTree Sub-Adviser, the former investment sub-adviser to the Fund. On December 1, 2024, the Advisor took responsibility for voting and administering proxies received by the Fund. Shareholders may obtain a copy of the proxy voting policies and procedures of the Advisor upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the Advisor voted proxies relating to the Fund’s portfolio securities during the most recent twelve-month period ended June 30 is available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Credit Income Fund, 3025 JFK Boulevard, OFC 500, Philadelphia, PA 19104, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov. The Fund will also make available the proxy voting record included in the Form N-PX filing on the Fund’s website, free of charge at www.futurestandard.com.

Future Standard Privacy Policy

Future Standard (“we,” “our” or “us”) and its affiliates take measures to ensure that the use and disclosure of your private personal information is consistent with applicable law.

This Consumer Information Privacy Policy (the “Privacy Policy”) explains what non-public personal information we collect, why we collect it, how we protect your non-public personal information, and how and why, in certain cases, we share such information with our affiliates or with other parties.

This Privacy Policy applies to non-public personal information collected or used in connection with our investment offerings and services to individuals for personal, family or household purposes. This disclosure is made on behalf of Future Standard and its affiliates listed under the heading “Application of Privacy Policy to Future Standard and our affiliates” below.

By using this website, you acknowledge and accept the practices and policies outlined below, and you hereby consent to our collection, use and sharing of your Personal Information as described on this site.

Visitors from Outside the USA

If you are visiting this website from outside the United States of America, including visitors who reside in the European Union, be aware that this site is hosted in the United States and may not be subject to similar laws of the European Union or other jurisdictions, and that you expressly consent to the processing of your information in accordance with the terms and conditions as detailed in this site.

For Residents of the European Economic Area (“EEA”) AND United Kingdom (“UK”)

Unless otherwise deﬁned below, terms in this section have the meaning given to them in the European Union General Data Protection Regulation (GDPR) and equivalent regulation in effect in the United Kingdom (GDPR).

Any personal data transmitted by you or third parties, on your behalf, through this website, or otherwise, will be processed in the United States, or other jurisdictions outside the EEA, and may not receive equivalent legal protections to those afforded under the EU (GDPR).

In addition to the personal data collection methods described in this Privacy Policy, we may collect personal data (including publicly available personal data) about you through:

•Information provided directly to us by you, or another person on your behalf, through our website, email or post, or in person;

•Information that we obtain in relation to any transactions between you and us;

•The use of internet “cookies” as described below.

We may also, in some circumstances, receive personal information about you from third parties, such as service providers or trading counterparties, regulatory or law enforcement agencies, credit reference agencies and agencies conducting background checks. Personal information may also be obtained from publicly accessible sources of information, such as public databases, industry associations, social media and online professional networks.

Future Standard and its affiliates may collect and use your personal information for the purposes of administering the relationship between us, marketing our products and services to you or the businesses with which you are associated, monitoring and analyzing our activities, and complying with applicable legal or regulatory requirements. Future Standard and its agents do not share investor’s or clients’ mobile phone numbers with any third parties.

We will use one of the permitted grounds under the applicable law to process your information. Such grounds include instances where you have given your consent and cases where your consent is not required under applicable law, such as where we are required to comply with a legal obligation, or where we, or a third party, determine that it is necessary for our legitimate interests to collect and use your personal information.

The legitimate interests to collect your personal information may include any of the purposes identiﬁed above and any other purpose where we or a third party have determined that you have a reasonable expectation for us or a third party to collect or use your personal information for such purpose. You have the right to object to the use of your personal data for direct marketing purposes.

The types of personal data we may collect and use.

The categories of personal data we may collect will depend on the nature of our relationship with you and the purpose for which information is being collected. Such personal data may include names, residential addresses or other contact details, signature, nationality, date and place of birth, national insurance or other tax identiﬁcation number, photographs, copies of identiﬁcation documents, bank account details, information about assets or net worth, credit history, criminal and administrative offences, source of funds details, or other sensitive information, such as certain special categories of personal data contained in relevant documents or materials (including, in some circumstances, information about a person’s ethnic origin, religious beliefs, or health).

Do we use automated decision-making processes?

No.

Do we share your personal information with third parties?

In addition to the above sources we may disclose personal data to, we may (to the extent relevant to the purpose for which we collect your information), share your personal data (including publicly available personal data) with third parties, such as:

•our affiliates or other entities that are part of our group or with our clients;

Future Standard Privacy Policy (continued)

•any person to whom we have a right or obligation to disclose personal data, or where we determine that disclosure is necessary to protect or defend our rights or property, including with regulators, courts of law, governmental, regulatory or law enforcement agencies;

•our internet, IT, telecommunications and other service providers;

•service providers and trading counterparties to our clients;

•credit reference agencies and other third parties conducting background checks in the context of employment or client, counterparty, or investment due diligence;

•any person, as directed by you; or

•any person to whom we transfer any of our rights or obligations under any agreement, or in connection with a sale, merger or consolidation of our business or other transfer of our assets, whether voluntarily or by operation of law, or who is otherwise deemed to be our successor or transferee.

International transfers of personal data.

Due to the international nature of our business, your personal data may be transferred to countries outside of the European Economic Area or United Kingdom (as applicable), such as to jurisdictions where we or our clients conduct business or have a service provider, including countries that may not have the same level of data protection as that afforded by the GDPR (including or other data protection rules applicable to us (collectively, “Data Protection Law”). In these circumstances, we take steps to ensure that the recipient agrees to keep your information conﬁdential and that it is held securely in accordance with the requirements of Data Protection Law, such as by requesting appropriate contractual undertakings in our legal agreements with service providers.

For how long do we keep your personal information?

We will generally keep personal information about you for as long as necessary in relation to the purpose for which it was collected, or for such longer period if required under applicable law or necessary for the purposes of our other legitimate interests.

The applicable retention period will depend on several factors, such as any legal obligation to which we or our service providers are subject as well as whether you decide to exercise your right to request the deletion of your information from our systems. As a minimum, information about you will be retained for the entire duration of any business relationship we may have with you, and for a minimum period of ﬁve years after the termination of any such relationship.

We will, from time to time, review the purpose for which we have collected information about you and decide whether to retain it, update it, or securely delete it, if the information is no longer required.

What are your rights?

You have certain rights under Data Protection Law in respect of the personal data we hold about you and which you may exercise. These rights are:

•to request access to your information;

•to request rectiﬁcation of inaccurate or incomplete information;

•to request erasure of your information (a “right to be forgotten”);

•to restrict the processing of your information in certain circumstances;

•to object to our use of your information, such as where we have considered such use to be necessary for our legitimate interests (e.g. in the case of direct marketing activities);

•where relevant, to request the portability of your information;

•where you have given consent to the processing of your data, to withdraw your consent; and

•to lodge a complaint with the competent supervisory authority. Complaining to EU Supervisory Authority or UK Information Commissioner’s Office

You may make a complaint to the relevant supervisory authority of the country where you are resident. A complaint in respect of Future Standard and its affiliates may also be made to the Information Commissioner’s Office in the United Kingdom.

Updates to the Privacy Policy

This Privacy Policy is subject to occasional revision, and if we make any material changes in the way we use your Personal Information, we will notify you by sending you an email to the last email address you provided to us and/or by prominently posting notice of the changes on the Services and updating the effective date above.

Information that we collect and may disclose

We collect information from and about you in order to provide the level of service that you expect. Non-public personal information about you may include: your name, mailing address, email address, tax identiﬁcation number, age, account information, investment amounts in our sponsored offerings, marital status, number of dependents, assets, debts, income, net worth, employment history, ﬁnancial statements, beneﬁciary information, personal bank account information, credit history information, broker-dealer, ﬁnancial professional, individual retirement account (“IRA”) custodian, account joint owners and other similar parties, the Future Standard

Future Standard Privacy Policy (continued)

investments and services you purchase, your Future Standard investment balance and transactional history, and the fact that you are or have been an investor in Future Standard investments and particulars related to any such investment.

Speciﬁc examples of personal information that we may collect and may disclose to affiliates and certain third parties include:

•Information we receive from you on applications, subscription agreements or other forms. Examples include your name, mailing address and email address.

•Information about your transactions with us, our affiliates and others, such as account balances, payment history, account activity and ﬁnancial statements. If you visit our website, information you submit to us on our website forms and information we collect through ‘cookies.’ A cookie is a small ﬁle that is created to help visitors navigate a website, and is useful to track the traffic to and at a site and to personalize the website. You may refuse the cookies but certain services on a website may not then function properly.

•If you create a login and password on our website to access your Future Standard investment, we will collect and use the login and password to verify your identity and for our internal use in maintaining your website account.

•Information obtained from others, such as credit reports from consumer credit reporting agencies.

•If you access our website, you speciﬁcally waive any claims relating to “trace and trap” software, the California Invasion of Privacy Act, California’s Unfair Competition Law and any similar laws of other jurisdictions.

We also collect information via third-party analytics platforms, such as Google Analytics. These platforms place cookies on your device and provide insight into site engagement and visitor behavior. The site uses GA4 tracking cookies, including but not limited to: session ID, session number, last hit timestamp, engagement duration and start time, page view count. Additionally, the site uses Google Ads cookies to measure ad campaign performance. By default, Future Standard’s instance of Google Analytics does not store users’ IP addresses; however, if you accept analytics tracking through our cookie consent form, you agree to Google’s collection and use of data.

You may use your browser to decline the use of cookies, but this action may affect the general functionality of the website. To learn more about opting out of Google Analytics, please click here [https://tools.google.com/dlpage/gaoptout].

Please view our cookie policy for more information.

How we use and disclose information

Future Standard, its affiliates and its third-party service providers work together to provide a variety of investments and services and may need to share some or all of the non-public personal information collected about you to maintain an efficient and effective network of offerings and services. The responsible use and disclosure of the non-public personal information we collect is crucial to our ability to provide our clients with the types of products and services they expect and may occur under a variety of different circumstances.

For example, we may:

•Use your personally identiﬁable information internally for the purposes of furthering our business, which may include analyzing your information, matching your information with the information of others, processing services, maintaining accounts, resolving disputes, preventing fraud and verifying your identity.

•Disclose your personally identiﬁable information when required by law (e.g., in connection with judicial, administrative or investigative matters).

•Use and disclose your personally identiﬁable information on an aggregate basis. This means that we may combine parts of your information with parts of the information from our other investors without including your name, complete telephone number, complete email address or your street address in the combination. Examples of how we use aggregate information include determining the most common ZIP Code among investors that use the website and disclosing that ZIP Code to other parties or determining and disclosing demographic information such as the average income of investors in our sponsored investments.

Sharing with our affiliates

We may share your personally identiﬁable information with our affiliates engaged in investment or other related ﬁnancial service activities. Examples might include customer-initiated service requests, establishing and managing your investment, completing your investor transactions and sharing information with parties acting at your request and on your account, such as your broker- dealer, ﬁnancial professional, joint owners and IRA custodian.

Sharing with non-affiliated service providers

We may disclose your personal information to non-affiliated service providers who perform business functions on our behalf, which may include marketing of our own sponsored investments and services, check printing and data processing. Non-affiliated third-party service providers often aid us in the efficient and effective delivery of services, and there may be circumstances in which it is necessary to disclose non-public personal information we collect to such parties. However, before we disclose non-public personal information to a non-affiliated party, we require it to agree to keep our investor information conﬁdential and secure and to use it only as authorized by us.

Also, we will only share your non-public information with non-affiliated third parties under circumstances covered by state or federal law “opt-out” notice exceptions, such as servicing a ﬁnancial product or service authorized by the customer, resolving consumer disputes and protecting against potential fraud or unauthorized transactions. Should this policy ever change in the future, you will be given adequate notice and the option to “opt-out” of such disclosure.

Future Standard Privacy Policy (continued)

We may also disclose the following information to companies that perform marketing services on our behalf or to other ﬁnancial institutions with whom we have joint marketing agreements:

•Information we receive from you on applications or other forms, such as your name, address, Social Security number, assets and income.

•Information about your transactions with us, our affiliates or others, such as your payment history and parties to the transactions.

•Information we receive from a consumer-reporting agency, such as your creditworthiness and credit history.

We require all joint marketers to have written contracts with us that specify appropriate use of your personal information, require them to take steps to safeguard your personal information and prohibit them from making unauthorized or unlawful use of your personal information.

Future Standard and its affiliates do not share, sell or rent your personal, private information with outside marketers who may want to offer their own products and services to you.

How we protect your information

Future Standard and its affiliates maintain a comprehensive information security program designed to ensure the security and conﬁdentiality of customer information, protect against threats or hazards to the security of such information and prevent unauthorized access. This program includes:

•Procedures and speciﬁcations for administrative, technical and physical safeguards.

•Security procedures related to the processing, storage, retention and disposal of conﬁdential information.

•Programs to detect, prevent and, when necessary, respond to attacks, intrusions or unauthorized access to conﬁdential information.

•Restricting customer information access to employees who need to know that information to provide products and services to you and appointing speciﬁc employees to oversee our information security program.

Notiﬁcation of changes to our Privacy Policy

If we decide to change this Privacy Policy, we will post those changes on our website. If at any point we decide to use or disclose your personally identiﬁable information in a manner different from that stated at the time it was collected, we will notify you in writing. We will otherwise use and disclose a user’s or an investor’s personally identiﬁable information in accordance with the privacy policy that was in effect when such information was collected.

Change in control

If Future Standard or any of its affiliates experience a “change in control” (as deﬁned below), then we may amend our information practices as described in this Privacy Policy. We will disclose your personally identiﬁable information to the company or other legal entity that succeeds us (subject to the change in control or the operation of the website). The privacy policy of the succeeding legal entity will then govern the personally identiﬁable information that Future Standard or its affiliates collected from you under this Privacy Policy or such successor entity’s privacy policy. However, if applicable law prohibits the succeeding legal entity’s privacy policy from governing your personally identiﬁable information, then this Privacy Policy shall continue to govern. “Change in control” means any of the following events:

•A reorganization, merger, consolidation, acquisition or other restructuring involving all or substantially all of Future Standard or an affiliate’s voting securities and/or assets, by operation of law or otherwise.

•Insolvency.

•A general assignment for the beneﬁt of creditors.

•The appointment of a receiver.

•The ﬁling of a bankruptcy or insolvency proceeding.

•The liquidation of assets.

Application of Privacy Policy to Future Standard and our affiliates

This Privacy Policy applies to Future Standard and the following affiliated Future Standard companies: FS Investment Solutions, LLC; Franklin Square Holdings, L.P. (d/b/a Future Standard); Franklin Square Holdings, G.P., LLC; any fund or other investment sponsored by Future Standard and their respective subsidiaries and investment advisers; and all other funds or entities created in the future that offer investment or services to individuals for personal, family or household purposes.

Questions about this Privacy Policy

If you have any questions about this Privacy Policy and/or our personal information practices, please email us at PrivacyPolicy@FutureStandard.com.

Future Standard

3025 JFK Boulevard

Philadelphia, PA 19104

www.futurestandard.com

© 2026 Future Standard

SAR26-CIF
QES

Item 1. Reports to Shareholders.

(b)The following is a copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule:

FUTURE STANDARD

3025 JOHN F KENNEDY BLVD
PHILADELPHIA, PA 19104

Notice of Internet Availability of Shareholder Report(s)

B00123-01S

0000001

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

Future Standard®

Important Fund Report(s) Now Available Online and In Print by Request.
Annual and Semi-Annual Reports contain important information about the fund, including its holdings and financials. We encourage you to review the report(s) at the website below:

https://futurestandard.com/legal-filings/fs-credit-income-fund
FS Credit Income Fund Semi-Annual Report

Request a printed/email report at no charge and/or elect to receive paper reports in the future, by calling or visiting (otherwise you will not receive a paper/email report):
1-877-628-8575
https://bit.ly/fs-investor-login

Go Paperless! Update your communication preferences at the website listed or scanning the QR Code below
https://bit.ly/fs-investor-login

Item 2. Code of Ethics.

Not applicable to this Semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this Semi-Annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this Semi-Annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Semi-Annual report on Form N-CSR.

Item 6. Investments.

(a)The Fund’s unaudited consolidated schedule of investments as of June 30, 2026 is included as part of the Semi-Annual Report included in Item 1(a) of this Form N-CSR.

(b)Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 8. Changes In and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

At a meeting of the Board held on February 24, 2026, or the Meeting, the Board, including a majority of those trustees of the Fund who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund or the Advisor, or the Independent Trustees, considered and re-approved the Fund’s Investment Advisory Agreement between the Fund and the Advisor, or the Advisory Agreement, as being in the best interests of the Fund and its shareholders. In approving the Advisory Agreement, the Board considered information furnished and discussed throughout the year at Board meetings and executive sessions with management and counsel, including information provided by the Advisor specifically in relation to the consideration of the re-approval of the Advisory Agreement in response to requests for information from the Independent Trustees and their independent legal counsel.

In their deliberations, the Board considered a range of materials and information regarding the nature, extent and quality of services provided by the Advisor; the past performance of the Fund compared to relevant indices and (i) other investment companies sponsored by Future Standard and managed by the same personnel providing investment advisory and related services to the Fund, or the Other FS Clients, and (ii) other registered investment companies that the Advisor believed were relatively comparable to the Fund in terms of structure, investment objectives, portfolio mix and/or other similar criteria, or the Comparable Companies; the fees and expenses of the Fund compared to Other FS Clients and Comparable Companies; the possibility of economies of scale that could be passed on to the Fund; and the profitability of the Advisor. The Board also considered information related to potential “fall out” or ancillary benefits enjoyed by the Advisor (and its affiliates) as a result of their relationships with the Fund.

In addition to evaluating, among other things, the written information provided by the Advisor, the Board also considered the presentation from the Advisor and the answers to questions posed by the Board to representatives of the Advisor. The Independent Trustees also met separately in an executive session with their independent legal counsel to review and consider the information provided regarding the Advisory Agreement.

Based on their review, the Board and the Independent Trustees concluded that it was in the best interests of the Fund and its shareholders to approve the continuation of the Advisory Agreement. In their deliberations, the Board did not identify any single factor or group of factors as all-important or controlling but considered all factors together. The material factors and conclusions that formed the basis for the Board’s determinations are discussed below.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the services provided by the Advisor, the Board reviewed information describing the financial strength, experience, resources, compliance programs, and key personnel of the Advisor (and its affiliates), including the personnel who provide investment management services to the Fund. The Board also considered, among other things, the Advisor’s role in sourcing, vetting and executing on investment decisions on behalf of the Fund. The Board also recognized the significant investment of time, capital and human resources provided by the Advisor and its affiliates that has resulted in the successful operation and management of the Fund. The Board also noted the administrative services the Advisor provides to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services.

The Board determined that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Advisor, the expertise and capabilities of the Advisor’s personnel and the Advisor’s (or its affiliates, as applicable) financial strength and related capability to allocate resources necessary to successfully manage the Fund’s portfolio.

Review of Investment Performance. The Board considered the Advisor’s explanations as to the performance of the Fund when compared to the relevant benchmarks, the Comparable Companies and the Other FS Client’s. The Board determined that it was satisfied with the Fund’s performance as compared to the performance of (i) relevant benchmark indices, (ii) Other FS Clients and (iii) the Comparable Companies. The Board noted that the Fund’s Class I Share performance was in line with or has outperformed a majority of the indices presented, that the Fund’s Class I Shares outperformed the average of all of the benchmarks on a trailing 12-month, 3-year, 5-year, and since inception basis (annualized) and that since December 1, 2024, the Fund has outperformed each of the indices, with the exception of one. The Board also noted that the Fund’s Class I Shares outperformed the average performance of the Comparable Companies on a trailing 12-month, 3-year, 5-year, since inception and since December 31, 2024 basis. The Board also noted the historical performance of the Other FS Clients and considered the Advisor’s explanations regarding the differences and similarities between and among the Fund and the Other FS Clients.

Fees and Expenses; Profitability. The Board then considered the Advisor’s investment advisory fee rate, with and without the effect of leverage, and the expense ratio (as a percentage of average net assets) of the Fund’s Class I Shares. The Board also considered such investment advisory fee and expense ratio information compared to the Other FS Clients and the Comparable Companies. The Board acknowledged the Advisor’s (1) permanent reduction of the contractual management fee rate that the Fund pays to the Advisor as of December 1, 2024 and (2) agreement to waive all of its management fees to which it is entitled for the period from December 1, 2024 to March 31, 2026. The Board also acknowledged the expense limitation agreement between the Fund and the Advisor. The Board noted the Advisor’s financial strength, the perpetual nature of the expense limitation and continued efforts to develop and allocate resources necessary to continue to successfully manage the Fund. The Board considered that the Fund’s investment advisory fees as a percentage of net assets are below the Other FS Clients and the average of the Comparable Companies, and the Fund’s net expense ratio for Class I shares was below the Other FS Clients and the average for the Comparable Companies.

The Board then reviewed the profitability information provided by the Advisor and the methodology for determining profitability. The Board noted that the Advisor was not currently profitable to the Advisor after taking into account pro forma adjustments, and determined that, based on the information reviewed, they were comfortable with the fee structure.

Economies of Scale. The Board discussed whether economies of scale may be realized as the Fund grows and whether the Fund’s fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board considered that the advisory fee was meant to provide reasonable compensation once the Fund reaches scale. The Board also noted the Advisor’s commitment to continue to evaluate the ability of the Fund to achieve economies of scale in the future.

Other Benefits. The Board considered other benefits that may accrue to the Advisor and its affiliates from their relationships with the Fund, including that an affiliate of the Advisor serves as the wholesale marketing agent for the Fund’s offering of common shares, and may receive compensation for sales, promotional and marketing services provided to the Fund in connection with the distribution of certain classes of the Fund’s shares. In addition, the Board noted that the Advisor may potentially benefit from its relationship with the Fund in the sense that the success of the Fund could attract other business to the Advisor. The Board also noted its satisfaction with respect to the nature and quality of the administrative services provided by the Advisor and the related access to the Future Standard platform of resources.

Overall Conclusions. Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Advisory Agreement were fair and reasonable and that the approval of the continuation of the Advisory Agreement was in the best interests of the Fund. The Board, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement for an additional one-year period.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Semi-Annual report on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to this Semi-Annual report on Form N-CSR.

(b) On July 5, 2026, Robert Hoffman resigned from his positions with Future Standard and its affiliates, including his role as a member of the Advisor’s investment committee. On July 6, 2026, Scott Giardina was appointed as a member of the Advisor’s investment committee.

Scott Giardina is a Managing Director and Head Trader on the Global Credit team at Future Standard where he focuses on public and private capital markets, trading and sourcing. Prior to joining Future Standard, Mr. Giardina was a Managing Director at DW Partners and Head of Trading at Magnetar Capital. He was also Head of European High Yield Trading at Goldman Sachs. He began his career as a securities lawyer for LeBoeuf, Lamb, Greene and MacRae. Mr. Giardina earned a BA with honors in Economics from Johns Hopkins University, a JD from the University of Virginia School of Law and an MBA in Finance from Columbia Business School.

Mr. Giardina also manages other registered investment companies, other pooled investment vehicles and/or other accounts, as indicated below. The following table identifies, as of August 19, 2026: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Giardina; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance, unless otherwise noted:

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Scott Giardina
Registered Investment Companies	2	$4,137,716	2	$4,137,716
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	—	—	—	—

(1)Assets shown as of June 30, 2026.

Potential Conflicts of Interest

The Advisor and certain of its affiliates may experience conflicts of interest in connection with the management of the Fund, including, but not limited to, the following:

•The managers, officers and other personnel of the Advisor allocate their time, as they deem appropriate, between advising the Fund and managing and operating other investment activities and business activities in which they are or may become involved, including the management of other entities affiliated with Future Standard;

•The principals of the Advisor may serve as officers, paid advisors, directors or in comparable management functions for portfolio companies in which the Fund invests, and may receive compensation in connection therewith;

•The Advisor may have overlapping investment objectives across its funds, accounts or other investment vehicles or its affiliates’ funds, accounts, or other investment vehicles;

•The Fund may now, or in the future, compete with other funds or clients managed or advised by the Advisor or affiliates of the Advisor for investment opportunities, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions or sales on the Fund’s behalf;

•Subject to applicable law, the Advisor and its affiliates may now, or in the future, acquire, hold or sell securities in which the Fund invests;

•In some cases, the Advisor or an affiliate will receive a fee from a third-party investor for making excess investment opportunities available, and such fee creates an incentive to recommend such opportunities to the Fund or the Fund Complex and to allocate opportunities to such a third-party investor;

•The Advisor and its affiliates are subject to conflicts of interest because of the varying compensation arrangements among their respective clients. For example, certain funds are subject to incentive fees, while certain other funds are not, which could incentivize the Advisor or its affiliates to favor certain funds when allocating investments.

•Members of the senior management and investment teams and other employees of the Advisor or its members or their respective affiliates may from time to time invest in portfolio companies in which the Fund invests;

•Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to Shareholders, the Advisor will receive the Management Fee in connection with the management of the Fund’s portfolio (other than during periods in which the Advisor has agreed to waive any or all of such fees);

•From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which the Advisor or its affiliates provides investment management services or carry on investment activities may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients and may make certain investment opportunities, which might otherwise be desirable, unavailable or impractical even if appropriate procedures are in place. Additionally, investment at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities by the Fund and other clients of the Advisor or its affiliates may result in the Advisor or its affiliates coming into possession of confidential or material, non-public information that would limit the ability of the Fund to acquire or dispose of investments, even if such acquisition or disposition would otherwise be desirable. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisor would otherwise take an action;

•The Advisor and its respective affiliates may give advice and recommend securities to other clients, family or friends, in accordance with the investment objectives and strategies of such other clients, family or friends, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, family and friends, even though their investment objectives may overlap with those of the Fund;

•Subject to applicable law, the Fund may periodically sell loans that it previously acquired after a short period of time to earn fees or other revenue, including from purchasers that do not participate in loan originations. The Advisor or its affiliates may receive asset-based fees from purchasers that are advisory clients, resulting in a conflict of interest for the Advisor;

•The Advisor and its affiliates may have existing business relationships or access to material non-public information that would prevent it from considering, approving or consummating an investment opportunity (including a disposition of an existing investment) that would otherwise fit within the Fund’s investment objective and strategies. This could constrain the Fund’s investment flexibility and result in the Fund being unable or restricted from initiating transactions in certain securities or liquidating or selling certain investments at a time when the Advisor would otherwise take such an action;

•To the extent permitted by the 1940 Act and interpretations of the staff of the SEC, and subject to the allocation policies of the Advisor and any of its affiliates, as applicable, the Advisor and any of its affiliates may deem it appropriate for the Fund and one or more other investment accounts managed by the Advisor or any of its affiliates to participate in an investment opportunity. In an order dated November 13, 2024, the SEC granted exemptive relief permitting the Fund, subject to satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of the Advisor. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Advisor and its affiliates managing other funds and accounts participating in transactions under the order will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account any number of factors which may include, but are not limited to, the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which in certain circumstances could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund or the Advisor (or either of their respective controlling entities), the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or Trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

The Advisor’s investment personnel are not employed by the Fund and receive no direct compensation from the Fund in connection with their investment management activities.

Consistent with Future Standard’s integrated culture, Future Standard has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Fund on behalf of the Advisor. Future Standard’s compensation structure is designed to align the interests of the investment personnel serving the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of Future Standard’s resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of Future Standard’s senior executives, including each of the investment personnel who render services to the Fund on behalf of the Advisor, receives a base salary and is eligible for a discretionary bonus. In addition to discretionary bonuses, investment professionals of Future Standard may be eligible to receive incentive compensation, including equity awards, from Future Standard based on the earnings or other performance metrics of the applicable investment advisor or fund.

All final compensation decisions are made by the management committee of Future Standard based on input from managers. Base compensation and discretionary bonuses are determined based on a combination of factors, which could include, among others, considerations such as overall firm performance, individual contribution and performance and relevant market and competitive compensation practices for other businesses.

The following table shows the dollar range of equity securities in the Fund beneficially owned by Mr. Giardina as of August 19, 2026, based on the net asset value per Class I common share of the Fund on such date.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Fund(1)
Scott Giardina	None

(1)Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Fund during the period covered by this Semi-Annual Report on Form N-CSR.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Fund’s Board during the period covered by this Semi-Annual Report on Form N-CSR.

Item 16. Controls and Procedures.

(a)The Fund’s principal executive officer and principal financial officer have evaluated the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this Semi-Annual report on Form N-CSR and have concluded that the Fund’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Fund in this Semi-Annual report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)There was no change in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this Semi-Annual report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)Not applicable.

(b)Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)Not applicable.

(b)Not applicable.

Item 19. Exhibits.

(a)(1)Not applicable to this Semi-Annual report on Form N-CSR.

(a)(2)Not applicable.

(a)(3)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(4)Not applicable.

(a)(5)Not applicable.

(b)The certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Credit Income Fund

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer (Principal Executive Officer)
Date: August 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
Michael C. Forman
President and Chief Executive Officer
(Principal Executive Officer)
Date: August 25, 2026

By:	/s/ William Goebel
William Goebel
Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: August 25, 2026